UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Aviragen Therapeutics, Inc.

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AVIRAGEN THERAPEUTICS, INC.

2500 Northwinds Parkway, Suite 100

Alpharetta, GA 30009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 10, 2016

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders of Aviragen Therapeutics, Inc. (the “Company”) will be held at 9:00 a.m., Eastern Time, on November 10, 2016 at the Ritz-Carlton, Buckhead, located at 3434 Peachtree Road NE, Atlanta, GA 30326 for the following purposes:

1.	To elect eight directors of the Company to hold office until the 2017 Annual Meeting of Stockholders and until the election and qualification of their respective successors;

2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2017;

3.	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers;

4.	To approve the 2016 Equity Incentive Plan; and

5.	To transact such other business as may properly come before the meeting and any adjournment thereof.

Only holders of record of the Company’s common stock at the close of business on September 14, 2016 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS FOR INTERNET VOTING ON THE NOTICE OF AVAILABILITY OF PROXY MATERIALS, OR PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD SO THAT YOUR SHARES WILL BE VOTED AT THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

Joseph M. Patti, Ph.D.

President and Chief Executive Officer

AVIRAGEN THERAPEUTICS, INC.

2500 Northwinds Parkway, Suite 100

Alpharetta, GA 30009

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or the “Board of Directors”) of Aviragen Therapeutics, Inc. (“Aviragen” or the “Company”) of proxies to be voted at the 2016 Annual Meeting of Stockholders to be held on November 10, 2016 (the “Annual Meeting”). The purposes of the Annual Meeting are as follows:

1.	To elect eight directors of the Company to hold office until the 2017 Annual Meeting of Stockholders and until the election and qualification of their respective successors;

2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2017;

3.	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers;

4.	To approve the 2016 Equity Incentive Plan; and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card and the 2016 Annual Report to Stockholders are being made available to stockholders beginning on or about October 1, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2016

This proxy statement and the 2016 Annual Report are available at

http://investors.aviragentherapeutics.com

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are you receiving these proxy materials?

The Company is providing these proxy materials to you because the Board of Directors is soliciting holders of the Company’s common stock, $0.10 par value per share (the “Common Stock”), to provide proxies to be voted at the Annual Meeting. The Annual Meeting is scheduled for November 10, 2016, commencing at 9:00 a.m. local time at the Ritz-Carlton, Buckhead located at 3434 Peachtree Road NE, Atlanta, GA 30326. Your proxy will be used at the Annual Meeting or at any adjournment(s) of the meeting.

Why did I receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”), the Company is permitted to furnish proxy materials, including this proxy statement and its 2016 annual report, to stockholders by providing access to these documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request so. Instead, the notice provides instructions on how to access and review the proxy materials on the internet. The notice also provides instructions on how to submit your proxy and voting instructions via the internet. If you would like to receive a printed copy or an electronic copy (via email) of the Company’s proxy materials, please follow the instructions for requesting the materials in the notice.

Who is soliciting my proxy?

The Board is soliciting your proxy to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By completing, dating, signing and returning the proxy card or voting instruction card, or by submitting your proxy and voting instructions via the internet, you are authorizing the proxy holders to vote your shares at the Annual Meeting as you have instructed.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on September 14, 2016, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote their shares held on that date. As of the Record Date, 38,640,487 shares of Common Stock were outstanding, each of which is entitled to one vote on each proposal to be considered at the Annual Meeting. Stockholders do not have cumulative voting rights.

How can you vote?

Stockholders of Record: Shares Registered in Name

If you are a record holder, which means your shares are registered in your name, you may vote or submit a proxy:

1.

Over the Internet — If you have internet access, you may authorize the voting of your shares by following the internet voting instructions set forth in the notice of internet availability of proxy materials. You must specify how you want your shares voted, or your vote will not be registered and you will receive an error message. Your shares will be voted according to your instructions.

2.

By Mail — If you have received printed materials, complete, date and sign your proxy card and return it in the postage-paid envelope provided. If you sign your proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendations of the Board. Unsigned proxy cards will not be voted.

3.

In Person at the Meeting — If you attend the Annual Meeting you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which the Company will provide to you at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent (typically referred to as being held in “street name”), you should receive a notice containing voting instructions from that institution rather than directly from the Company. Simply follow the voting instructions in the notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or agent. Follow the instructions from your broker, bank or agent included with these proxy materials, or contact your broker, bank or agent to request a proxy form.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine”. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine”, such as the ratification of the appointment of the independent registered public accounting firm for the Company, but cannot vote the shares with respect to “non-routine” matters, which would include matters that may substantially affect the rights or privileges of stockholders, including, but not limited to, proposals relating to election of directors, the compensation of our named executive officers, approval of the 2016 Equity Incentive Plan and stockholder proposals, if any.

Can you change your vote or revoke your proxy?

You may change your vote or revoke your proxy at any time before your shares are voted at the Annual Meeting by: (1) notifying the Company’s Secretary in writing, at 2500 Northwinds Parkway, Suite 100, Alpharetta, GA 30009, that you are revoking your proxy; (2) submitting new voting instructions using any of the methods described above; or (3) attending and voting by ballot at the Annual Meeting.

If you are the beneficial owner of shares held in “street name” and wish to change or revoke your proxy at any time before your shares are voted at the Annual Meeting, you must submit new voting instructions to your broker, bank, or other nominee pursuant to the instructions you have received from them.

How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you vote by mail and complete, sign, and return the proxy card but do not indicate your vote, your proxy will vote “FOR” each of the director nominees, “FOR” for the ratification of the appointment of Ernst &Young LLP, “FOR” the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers, and “FOR” the approval of the 2016 Equity Incentive Plan, which votes represent the recommendations of the Board with respect to such matters. The Board does not intend to bring any other matter for a vote at the Annual Meeting, and neither the Company nor the Board knows of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their best judgment.

What constitutes a quorum?

At any meeting of stockholders, the holders of issued and outstanding shares of capital stock which represent a majority of the votes entitled to be cast thereat, present in person or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes will be counted as present for the purpose of establishing a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, the Company will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each matter, and how are votes counted?

Proposal 1 — Election of directors — For Proposal 1, the nominees will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. This means that the nominees with the most “FOR” votes will be elected. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

Proposal 2 — Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm — For Proposal 2, the affirmative vote of the majority of the votes properly cast on this proposal is required to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2017. Abstentions will not be considered votes cast on the proposal and will therefore have no effect on such proposal.

Proposal 3 — Approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers — The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes properly cast on this proposal. Abstentions and broker non-votes will not be considered votes cast on the proposal and will therefore have no effect on such proposal. However, because your vote is advisory, it will not be binding upon the Company, the Board or the Compensation Committee.

Proposal 4 — Approval of the 2016 Equity Incentive Plan — The proposal to approve the Company’s new 2016 Equity Incentive Plan requires the affirmative vote of a majority of the votes properly cast on this proposal. Abstentions and broker non-votes will not be considered votes cast on the proposal and will therefore have no effect on such proposal.

Could other matters be presented for a vote at the Annual Meeting?

The Company is not aware, as of the date hereof, of any matters to be presented for a vote at the Annual Meeting other than those stated in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named as proxy holders will have the discretionary authority to vote the shares represented by the proxy card on those matters. If for any reason any of the nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which the Company will file with the SEC no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, the Company intends to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of the Board of Directors, and the Company will bear the costs of the solicitation. The Company will be responsible for paying for all expenses to prepare, print, and mail the proxy materials to stockholders. In accordance with the regulations of the SEC, the Company will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. In addition to the solicitation by use of the mails, the Company’s officers, directors and employees may solicit the return of proxies by telephone or personal interviews. The Company may also retain a proxy solicitor if it appears reasonably likely that the Company may not obtain a quorum to conduct the Annual Meeting. The Company may retain a proxy solicitor, if it chooses to do so, at a cost not to exceed $7,500.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Restated Certificate of Incorporation, and the Company’s Restated By-Laws (the “By-Laws”) provide that directors are to be elected at each Annual Meeting of Stockholders to hold office until the next annual meeting and until their respective successors are elected and qualified. Currently, the Board of Directors consists of eight members, all of whom have been nominated for election at the Annual Meeting. Vacancies on the Board resulting from death, resignation, retirement, disqualification or removal may be filled by the affirmative vote of a majority of the remaining directors then in office, whether or not a quorum of the Board is present. Newly created directorships resulting from any increase in the number of directors may, unless the Board determines otherwise, be filled only by the affirmative vote of the directors then in office, whether or not a quorum of the Board is present. Any director elected as a result of a vacancy shall hold office for a term expiring at the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified.

Based on the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated each of Messrs. Dougherty, Plumb, Anido and Richard, Ms. VanLent and Drs. Cox, Dunne and Patti to serve a one-year term commencing at the Annual Meeting and continuing until the 2017 annual meeting, or until their successors are duly elected and qualified. Each of the nominees is an existing director of the Company.

Each of the nominees has consented to being named as a nominee for director of the Company and has agreed to serve if elected. If, for any reason, at the time of the election any of the nominees should become unavailable to serve as a director, it is intended that the proxies voted for the election of such director will be voted for the election, in such nominee’s place, of a substitute nominee recommended by the Board of Directors.

Set forth below is biographical information for each person nominated, including a description of the experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a director of the Company as of the date hereof, in light of the Company’s business strategy, prospects and structure.

NOMINEES FOR ELECTION

Joseph M. Patti, Ph.D., age 52, joined the Company in November 2012 and served as its Executive Vice President of Corporate Development and Strategy until October 1, 2014, when he was appointed as the Company’s President and Chief Executive Officer and a director. Prior to joining the Company, Dr. Patti co-founded Inhibitex, Inc. in 1998 and served as its Chief Scientific Officer and Senior Vice President of Research and Development from 2007 until it was acquired by Bristol Myers Squibb in February 2012. He also served as its Chief Scientific Officer and Vice President of Research and Development from 2005 to 2007 and as Vice President, Preclinical Development prior to that. Before co-founding Inhibitex, Dr. Patti was an Assistant Professor at Texas A&M's Institute of Biosciences and Technology and also served on the faculty at the University of Texas Health Science Center Graduate School of Biomedical Sciences. Dr. Patti received a B.S. in Microbiology from the University of Pittsburgh, a M.S.P.H. from the University of Miami, School of Medicine and a Ph.D. in Biochemistry from the University of Alabama at Birmingham. Dr. Patti was a director of SciStem Therapeutics, Inc., a privately-held biotechnology company from 2012 to 2015. Dr. Patti was a director of Inhibitex from 1998 to 2005. Dr. Patti’s scientific knowledge and background and experience in developing numerous preclinical and clinical bio-pharmaceutical product candidates, as well as his senior management experience over the past decade in developing and implementing the business and financial strategies of emerging, publicly-traded biopharmaceutical companies, led to the conclusion that he should serve on the Company’s Board of Directors.

Russell H. Plumb, age 57, has served as Chairman of the Company’s Board of Directors since November 2015, Executive Chairman of the Company’s Board of Directors from October 2014 until November 2015, and served as President, Chief Executive Officer and a director of the Company from November 2012, when he joined the Company, until September 2014. Mr. Plumb previously served as President, Chief Executive Officer and Chief Financial Officer of Inhibitex, Inc., a publicly-traded clinical-stage drug development company, from December 2006 to February 2012, when it was acquired by Bristol-Myers Squibb. Prior to that, Mr. Plumb served as Vice President, Finance and Administration and Chief Financial Officer of Inhibitex from August 2000 to December 2006. From December 1999 to July 2000, Mr. Plumb served as Chief Financial Officer of Emory Vision, a privately-held healthcare company. From 1994 to November 1999, he served as Chief Financial Officer and Vice President, Finance of Serologicals Corporation, a publicly- held biopharmaceutical company. Mr. Plumb received both a Bachelor of Commerce and a M.B.A. from the University of Toronto. Mr. Plumb has received designations as a certified public accountant. Mr. Plumb’s experience in managing and leading the strategic, financial and operational growth of emerging biopharmaceutical companies over the past two decades, as well as his key role in leading the Company and developing its business strategy as its former Chief Executive Officer, led to the conclusion that he should serve on the Company’s Board of Directors.

Armando Anido, age 58, has served as a member of the Company’s Board of Directors since September 2015 and has been the Chair of the Compensation Committee since November 2015. Since October 2014, Mr. Anido has been the Chairman of the Board of directors and Chief Executive Officer of Zynerba Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company. Prior to joining Zynerba, Mr. Anido served as a business consultant to the life science industry from May 2014 to October 2014. Mr. Anido previously served as Chief Executive Officer and as a director of NuPathe, Inc., a publicly-traded specialty pharmaceutical company, from July 2012 through March 2014. Prior to joining NuPathe, Mr. Anido served as Chief Executive Officer and President and as a director of Auxilium Pharmaceuticals, Inc., a publicly-traded specialty pharmaceutical company, from July 2006 through December 2011. He is currently a member of the board of directors of PABio, a life sciences organization and Auris Medical, a publicly traded biopharmaceutical company. Mr. Anido also served as a director of Respira Therapeutics, Inc., a privately-held pharmaceutical company, from May 2012 through September 2014 and as a director of Adolor Corporation, a publicly-traded pharmaceutical company, from September 2003 through December 2011. Mr. Anido was retired from January 2012 through June 2012. Mr. Anido holds both a B.S. in Pharmacy and an MBA from West Virginia University. Mr. Anido’s broad understanding of key issues in the biotechnology industry, including sales and marketing, development and commercialization, strategy, and operations and his extensive executive experience in senior leadership and director roles at several biotechnology companies led to the conclusion that he should serve on the Company’s Board of Directors.

Geoffrey F. Cox, Ph.D., age 72 has served on the Company’s Board of Directors since 2000. He was a Director (2000-2012) and the Non-Executive Chairman (2007 to 2012) of Nabi Biopharmaceuticals, Inc. prior to its merger with the Company in 2012. He is currently the interim Chief Executive Officer of QLT Inc., an ophthalmology company based in Vancouver, BC, (since October 2014) and a Director (since 2012). Dr. Cox has extensive pharmaceutical and biotechnology experience holding a broad range of senior management and board positions with private and public companies. Dr. Cox remains the Principal of Beacon Street Advisors LLC (since 2013) which provides corporate, operational and organizational strategic advice and interim management support to life sciences companies, but is working full time for QLT at this time. Previously, he was a partner with Red Sky Partners LLC, a life sciences consulting firm (from 2011 to 2013). He also served as a Director of Gallus Biopharmaceuticals LLC (2011 – 2014), a biologics contract manufacturing and development company, and currently serves as a Director of Lakewood-Amedex LLC (since 2013), a company developing novel antibiotics and RNA silencing technology. Dr. Cox was Chairman, President and CEO of GTC Biotherapeutics Inc. (now rEVO Biologics) (2001 to 2010), a company focused on the development of recombinant therapeutic proteins, including proteins for the treatment of rare diseases, using transgenic animal production technology. Prior to 2001, Dr. Cox was Executive Vice President, Operations of Genzyme Corporation and later Chairman, President and CEO of Aronex Pharmaceuticals Inc. Dr. Cox is a past Chairman and current member of the Board of the Massachusetts Biotechnology Council. He previously served on the Board of Biotechnology Industries Association and as a member of its Health Governing and Emerging Companies Sections. Dr. Cox received a B.Sc. (Hons) in biochemistry from the University of Birmingham, UK and PhD in biochemistry from the University of East Anglia, UK. Dr. Cox’s extensive biotechnology industry expertise, including his many years of experience as an executive officer and board member of publicly-traded biotechnology companies, led to the conclusion that he should serve on the Company’s Board of Directors.

Michael R. Dougherty, age 58, has served as a member of the Company’s Board of Directors since May 2013. Mr. Dougherty was Executive Chairman of Celator Pharmaceuticals, Inc., a publicly-traded biotechnology company from August 2015 to July 2016. Mr. Dougherty was a director at Celator Pharmaceuticals, Inc. from July 2013 to July 2016 and was Chairman of the Board of Directors from September 2014 to August 2015. Mr. Dougherty was Chief Executive Officer and a member of the Board of Directors of Kalidex Pharmaceuticals, Inc. from May 2012 to October 2012. Mr. Dougherty was the President and Chief Executive Officer and a director of Adolor Corporation, a publicly-traded biotechnology company, from December 2006 until December 2011. Mr. Dougherty joined Adolor as Senior Vice President of Commercial Operations in November 2002. From November 2000 to November 2002, Mr. Dougherty was President and Chief Operating Officer of Genomics Collaborative, Inc., a privately-held functional genomics company. Previously, Mr. Dougherty served in a variety of senior positions at Genaera Corporation, a publicly-traded biotechnology company, including as President and Chief Executive Officer and at Centocor, Inc., a publicly-traded biotechnology company, including as Senior Vice President and Chief Financial Officer. Mr. Dougherty currently serves as a director of Cempra, Inc., and Trevena, Inc., which are publicly-traded companies. Mr. Dougherty was a director of Viropharma Incorporated, a publicly-traded biotechnology company, from 2004 to January 2014. Mr. Dougherty received a B.S. from Villanova University. Mr. Dougherty’s broad understanding of key issues in the biotechnology industry, including finance, research and development, sales and marketing, strategy, and operations and his significant executive experience as a chief executive officer and/or director at several biotechnology companies led to the conclusion that he should serve on the Company’s Board of Directors.

Michael W. Dunne, M.D., age 57, has served as a member of the Company’s board since September 2015. Dr. Dunne is currently Chief Science Officer at Iterum Therapeutics LLC, a privately-held biotechnology company.  From 2014 until 2015, Dr.  Dunne  was  Vice  President  Research  and  Development  at  Actavis  plc,  a  publicly-traded  pharmaceutical company.   Prior to its acquisition by Actavis plc in 2014, Dr. Dunne served as the Chief Medical Officer at Durata Therapeutics, Inc., a publicly-traded biopharmaceutical company, from September 2010. Prior to joining Durata, Dr. Dunne served as its acting Chief Medical Officer on a consulting basis from December 2009 to September 2010. From 1992 to 2009, Dr. Dunne served in a variety of roles in connection with the clinical development of numerous infectious disease compounds at Pfizer Inc., including as the Vice President, Therapeutic Head of Development for Infectious Disease from 2001 to 2009. Dr. Dunne holds a B.A. in Economics from Northwestern University and an M.D. from the State University of New York Health Sciences Center. He completed his internal medicine residency and fellowships in infectious diseases and pulmonary medicine at Yale University School of Medicine. Dr. Dunne’s extensive biotechnology industry expertise, including his many years of experience as a Chief Medical Officer and the development and commercialization of infectious disease products, led to the conclusion that he should serve on the Company’s Board of Directors.

John P. Richard, age 59, has served as a member of the Company’s Board of Directors since August 2013. Mr. Richard is co-founder and Head of Corporate Development for Mereo BioPharma Group plc, a publicly-traded biotechnology company. Mr. Richard is also an Operating Partner and non-executive director of Phase4 Partners, a venture capital firm based in London, UK, and had been a Partner of Georgia Venture Partners, LLC, a venture capital firm that focuses on the biotechnology industry from 2005 to 2015. He has also served as a senior business adviser to a number of biotechnology companies as well as a consultant to numerous portfolio companies of Georgia Venture Partners and Phase4 Ventures. Previously, he held senior executive business development positions at SEQUUS Pharmaceuticals, Inc., VIVUS, Inc. and Genome Therapeutics Corporation. Since August 2015, Mr. Richard serves a director of Catalyst Biosciences, Inc. a publicly-traded biotechnology company that merged with Targacept, Inc. Mr. Richard served as a director of Targacept from November 2002 to August 2015, the time of the merger, and was its Chairman from January 2014 through the completion of the merger. He currently serves as a Director of QUE Oncology and as Senior Business Advisor to Albireo AB. Mr. Richard has also been a director of QUE Oncology, Inc. a privately-held biotechnology company, since 2013. Mr. Richard received a M.B.A. from Harvard Business School and a B.S. from Stanford University. Mr. Richard’s extensive executive, strategic, financial and business development experience within the biotechnology industry, and having led the business development function at several companies resulting in numerous pharmaceutical alliances, led to the conclusion that he should serve on the Company’s Board of Directors.

Anne M. VanLent, age 68, has served as a member of the Company’s Board of Directors since May 2013, as Lead Independent Director since November 2015, and as Chair of the Audit Committee since May 2013. Ms. VanLent is currently President of AMV Advisors, which provides corporate strategy and financial consulting services to emerging growth life sciences companies. From May 2002 to April 2008, Ms. VanLent was the Executive Vice President and Chief Financial Officer of Barrier Therapeutics, Inc., a publicly-traded pharmaceutical company. From July 1997 to October 2001, she was the Executive Vice President – Portfolio Management for Sarnoff Corporation, a multidisciplinary research and development firm. Ms. VanLent currently serves as a director and chairs the audit committees of Aegerion Pharmaceuticals, Inc., Ocera Therapeutics, Inc., and Applied Genetics Technologies Corporation (AGTC), all of which are publicly-traded companies. During the past five years, Ms. VanLent also served as a director of Onconova Therapeutics, Inc. where she also served as Audit Chair, and as a director of Integra Life Sciences Corporation, a publicly-traded biotechnology company, until May 2012. Ms. VanLent received a B.A. degree in Physics from Mount Holyoke College. Ms. VanLent’s extensive leadership and finance experience, and her extensive experience serving as a board member, audit committee member and audit committee chair of numerous public companies in the life sciences industry, led to the conclusion that she should serve on the Company’s Board of Directors.

Required Vote and Board Recommendation

If a quorum is present, the nominees will be elected by a plurality of the votes properly cast for election to the Board of Directors. This means that the nominees with the most “FOR” votes will be elected. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board of Directors recommends a vote “FOR” each of the nominees for director.

CORPORATE GOVERNANCE

General

The Company’s By-Laws provide that the number of members of the Board of Directors shall be determined from time-to- time by vote of a majority of directors then in office. The Board of Directors currently has eight members.

The Board of Directors has determined that Messrs. Dougherty, Anido and Richard, Ms. VanLent and Drs. Dunne and Cox are independent under the standards of independence applicable to companies listed on the NASDAQ Global Select Market (“Nasdaq”). In addition, as required by Nasdaq, the Board of Directors has made an affirmative determination as to each independent director that no relationships exists which, in the opinion of the Board of Directors, would interfere with such director’s exercise of independent judgment in carrying out his or her responsibilities as a director of the Company.

During the fiscal year ended June 30, 2016, the Board of Directors met seven times. Each member of the Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors and of the committee or committees on which he or she served. The committees of the Board of Directors consist of an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. The Board may also establish other committees from time-to-time to assist in the discharge of its responsibilities.

Committees of the Board of Directors

Audit Committee. The members of the Company’s Audit Committee are Ms. VanLent (Chair), Mr. Dougherty and Mr. Richard. The Board has determined that all members of the Audit Committee are independent directors under the NASDAQ listing standards and each of them is able to read and fundamentally understand financial statements. The Board has determined that Ms. VanLent qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company as well as audits of its financial statements. The responsibilities of the Audit Committee include appointing and approving the compensation of the independent registered public accounting firm selected to conduct the annual audit of the Company’s accounts, reviewing the scope and results of the independent audit, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accounting firm. The Audit Committee is governed by a written charter approved by the Board. The Audit Committee report is included in this Proxy Statement under the caption “Report of the Audit Committee.” The Company’s Audit Committee met six times during the fiscal year ended June 30, 2016.

Report of the Audit Committee

Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the Company’s independent registered public accounting firm. Each member of the Audit Committee meets the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by NASDAQ.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with U.S. generally accepted auditing standards. The independent registered public accounting firm is also responsible for auditing the Company’s internal controls over financial reporting. The Audit Committee appointed Ernst & Young LLP on March 23, 2016 to audit the Company’s financial statements and the effectiveness of the related systems of internal control over financial reporting for the fiscal year ended June 30, 2016.

The Audit Committee is kept apprised of the progress of the documentation, testing and evaluation of the Company’s system of internal controls over financial reporting, and provides oversight and advice to management. In connection with this oversight, the Committee receives periodic updates provided by management and Ernst &Young LLP at each regularly scheduled Audit Committee meeting. The Committee also holds private sessions with Ernst & Young LLP on a regular basis to discuss its audit plan for the year, the financial statements and risks of fraud. At the conclusion of the process, management provides the Audit Committee with, and the Audit Committee reviews, a report on the effectiveness of the Company’s internal control over financial reporting, as well as Ernst &Young LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K.

The Audit Committee pre-approves all services to be provided by the Company’s independent registered public accounting firm. Pre-approval is required for audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. In other cases, a designated member of the Audit Committee, typically the Chair, may have been delegated authority from the Audit Committee to pre-approve additional services, and such pre-approval is later reported to the full Audit Committee. See “Fees of Independent Registered Public Accounting Firm” above for more information regarding fees paid to Ernst & Young and to PricewaterhouseCoopers for services in fiscal years 2016 and 2015.

In this context, and in connection with the audited financial statements contained in the Company’s Annual Report on Form

10-K, the Audit Committee has:

•

reviewed and discussed the audited financial statements as of and for the fiscal year ended June 30, 2016 with the Company’s management and Ernst &Young LLP, the Company’s independent registered public accounting firm;

•

discussed with Ernst &Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, discussed with the independent registered public accounting firm its independence, and concluded that the non-audit services performed by Ernst & Young LLP are compatible with maintaining its independence;
•

based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 filed with the SEC; and

•	instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

The Audit Committee met six times during the fiscal year ended June 30, 2016. This report for fiscal 2016 is provided by the members of the Audit Committee of the Board.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS Anne VanLent (Chair)

Michael Dougherty

John Richard

Compensation Committee. The members of the Compensation Committee are Mr. Anido (Chair), Mr. Dougherty and Dr. Cox. The Board has determined that all members of the Compensation Committee are independent directors under the NASDAQ listing standards. The Compensation Committee administers the Company’s benefit and stock plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of the Company’s officers and employees. The Compensation Committee meets several times a year to review, analyze and set compensation packages for the Company’s executive officers, which include its President and Chief Executive Officer and other senior officers. The Compensation Committee is solely responsible for determining the Chief Executive Officer’s compensation. For the other executive officers, the Chief Executive Officer prepares and presents to the Compensation Committee performance assessments and compensation recommendations. Following consideration of the Chief Executive Officer’s presentation, the Compensation Committee may accept or adjust the Chief Executive Officer’s recommendations. The other executive officers are not present during this process. For more information, please see below under “Compensation Discussion and Analysis.” The Compensation Committee is governed by a written charter approved by the Board. The Compensation Committee report is included in this proxy statement under the caption “Report of the Compensation Committee.” The Compensation Committee met five times during the fiscal year ended June 30, 2016.

Nominating and Governance Committee. The members of the Nominating and Governance Committee are Dr. Cox (Chair), Mr. Richard, Dr. Dunne and Ms. VanLent, each of whom the Board has determined is an independent director under the NASDAQ listing standards. The Nominating and Governance Committee’s responsibilities include recommending to the Board nominees for possible election to the Board, ensuring that each of the committees of the Board have qualified and independent directors and providing oversight with respect to corporate governance and succession planning matters. The Nominating and Governance Committee is governed by a written charter approved by the Board. The Company’s Nominating and Governance Committee met three times during the fiscal year ended June 30, 2016.

The current charters of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee are posted on Aviragen’s website at www.aviragentherapeutics.com

Stockholder Recommendations for Director Nominees

In nominating candidates for election as director, the Nominating and Governance Committee will consider a reasonable number of candidates for director recommended by a single stockholder who has held over 1% of Common Stock for over one year and who satisfies the notice, information and consent provisions set forth in our By-Laws and corporate governance principles. The Nominating and Governance Committee will consider stockholder recommendations for nominees sent to the Company’s Nominating and Governance Committee, Aviragen Therapeutics, Inc., 2500 Northwinds Parkway, Suite 100, Alpharetta, Georgia 30009, Attention: Secretary. Any recommendation from a stockholder with respect to a nominee should include the name, background and qualifications of such candidate, and should be accompanied by evidence of such stockholder’s ownership of the Company’s Common Stock. The Nominating and Governance Committee will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees.

Identification and Evaluation of Nominees for Directors

The Company’s Nominating and Governance Committee is responsible for identifying and recruiting candidates for the Board, including the review of a candidate’s qualifications and compliance with independence and any other legal requirements for Board or committee service. The Nominating and Governance Committee reviews with the Board from time-to-time the appropriate skills and characteristics required of Board members in the context of the make-up of the Board and developing criteria for identifying and evaluating candidates for the Board. These criteria include, among other things, an individual’s business experience and skills (including skills in core areas such as operations, management, technology, drug development, industry knowledge, accounting and finance, leadership, strategic planning and international markets), independence, judgment, integrity and ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential or existing conflicts with the Company’s interests. The Nominating and Governance Committee considers these criteria in the context of an assessment of the perceived needs of the Board as a whole and seeks to achieve diversity of occupational and personal backgrounds on the Board.

Director Attendance at Annual Meetings of Stockholders

The Company encourages and expects each of its directors to attend the annual meeting of stockholders, absent unusual circumstances. All members of our Board of Directors attended our 2015 Annual Meeting of Stockholders.

Board Leadership Structure

The Company has been led, and assuming the election of the nominees for the directors named herein, the Company will be led by Dr. Patti, the Company’s President and Chief Executive Officer, Mr. Plumb, the Company’s Chairman of the Board of Directors, and Ms. VanLent as an independent director and the Lead Director of the Board of Directors. Ms. VanLent has served as a director of the Company since May 2013. Pursuant to the Company’s corporate governance principles, it is the Board’s preferred governance structure to separate the roles of Chairman of the Board and Chief Executive Officer, but the Board will regularly evaluate whether it is in the best interests of the Company for the Chief Executive Officer or another director to hold the position of Chairman.

The Board of Directors believes the Company’s current Board composition and structure is advantageous because it demonstrates to the Company’s stockholders, employees, suppliers, customers and other stakeholders that the Company is under experienced leadership while maintaining strong and effective independence.

Stockholder Communications

Communications to the Board or to any committee of the Board or to any individual director must be in writing and sent to Aviragen Therapeutics, Inc., 2500 Northwinds Parkway, Suite 100, Alpharetta, Georgia 30009, Attention: Corporate Secretary or delivered via e-mail to investors@aviragentherapeutics.com. The name(s) of any specific intended Board recipient(s) should be noted in the communication. Any such communication should specify the applicable director(s) to be contacted, as well as the general topic of the communication. The Company will initially receive and process a communication before forwarding it to the applicable director(s). The Company generally will not forward a stockholder communication to its directors if it determines that such communication is primarily commercial in nature or is abusive, threatening or otherwise inappropriate.

Corporate Governance Principles

The Company’s corporate governance principles are designed to ensure effective corporate governance of the Company. These corporate governance principles cover topics including, but not limited to, director qualification criteria, director compensation, director orientation and continuing education, communications from stockholders to the Board, succession planning and the annual evaluations of the Board and its committees. The corporate governance principles will be reviewed regularly by the Nominating and Governance Committee and revised when appropriate. The full text of the Company’s corporate governance principles is accessible to the public at www.aviragentherapeutics.com. A printed copy may also be obtained by any stockholder upon request.

Code of Conduct

The Company’s Board adopted its Code of Conduct to ensure that its business is conducted in a consistently legal and ethical manner. The Code of Conduct establishes policies pertaining to, among other things, employee conduct in the workplace, securities trading, confidentiality, conflicts of interest, reporting violations and compliance procedures. All employees, including the Company’s executive officers, as well as members of its Board, are required to comply with this Code of Conduct. The full text of Code of Conduct is accessible to the public at www.aviragentherapeutics.com. A printed copy may also be obtained by any stockholder upon request. Any waiver of the Code of Conduct for executive officers or directors must be approved by the Board after receiving a recommendation from a committee comprised of a majority of independent directors. The Company will disclose future waivers and amendments to its Code of Conduct on its website, www.aviragentherapeutics.com, within four business days following the date of the amendment or waiver.

Role of Board in Risk Management Oversight Process

The responsibility for the day-to-day management of risk lies with the Company’s management, while the Board is responsible for overseeing the risk management process to ensure that it is properly designed, well-functioning and consistent with the Company’s overall corporate strategy. Each year the Company’s management identifies what it believes are the top individual risks facing the Company. These risks are then discussed and analyzed with the Board. This enables the Board to coordinate the risk oversight role, particularly with respect to risk interrelationships. However, in addition to the Board, the committees of the Board consider the risks within their areas of responsibility. The Audit Committee oversees the risks associated with the Company’s financial reporting and internal controls, as well as general business and operating risks. The Compensation Committee oversees the risks associated with the Company’s compensation practices for its employees. The Nominating and Governance Committee oversees the risks associated with the Company’s overall governance, corporate compliance policies (for example, policies addressing relationships with health care professionals and compliance with anti- kickback laws) and its succession planning process to ensure that the Company has a slate of qualified candidates for key management positions that may become open in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Common Stock (collectively the “Reporting Persons”) to file reports of ownership and changes in ownership of Common Stock with the SEC, with a copy delivered to the Company. In addition, the Company prepares Section 16(a) reports on behalf of certain Reporting Persons, including its executive officers and directors. Based solely on a review of Forms 3 and 4 furnished to the Company by the Reporting Persons or prepared on behalf of the Reporting Persons by the Company and on written representations from certain Reporting Persons that no Form 5’s were required, the Company believes that the Reporting Persons have complied on a timely basis with reporting requirements applicable to them for transactions during the fiscal year ended June 30, 2016.

Compensation Committee Interlocks and Insider Participation

No member of the Company’s Compensation Committee was formerly an executive officer or employee of the Company. In addition, none of the Company’s executive officers has served on the board of directors or compensation committee of another entity at any time during which an executive officer of such other company served on the Company’s Board of Directors or its compensation committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

The Company’s Related Party Transaction Policy and Procedures requires all directors and officers of the Company to bring any potential transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) involving a “related person” (as such term is defined in Item 404 of Regulation S-K) to the attention of the Audit Committee or such other committee of the Board as shall be appropriate (the “Committee”). Under the policy, the Committee is responsible for reviewing and either approving or disapproving transactions involving potential conflicts of interest with corporate officers and directors, whenever possible in advance of the creation of such transaction or conflict and all other related party transactions. In determining whether to approve or ratify such a transaction, the Committee will take into account, among other factors it deems appropriate, the material terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to the related party and the nature of the related party’s relationship with the Company, the significance of the transaction to the Company, and whether the transaction would present an improper conflict of interest for any director or officer of the Company taking into account factors like the size of the transaction, the overall financial position of the director or officer, the direct or indirect nature of the director’s or officer’s interest in the transaction and the ongoing nature of any proposed relationship and any other factors deemed relevant.

Related Person Transactions

The Company is not aware of any transactions, since the beginning of the last fiscal year, or any proposed transactions, in which the Company was or is a party, where the amount involved exceeded $120,000 and in which a director, director nominee, executive officer, holder of more than 5% of the Company’ Common Stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of its

Common Stock as of August 31, 2016 (except as indicated in the footnotes below), by:

•	each person or group of affiliated persons known to be the beneficial owner of more than 5% of the Company’s Common Stock and not otherwise represented on the Board of Directors;
•	each of the directors and nominees;
•	each of the executive officers listed on the Summary Compensation Table included under the caption “Executive Compensation” (collectively, the “named executive officers”); and
•	all directors and executive officers as a group.

The column entitled “Percentage of Shares of Common Stock Beneficially Owned” is based on 38,640,487 shares of Common Stock outstanding as of August 31, 2016, assuming no further exercises of outstanding options or warrants. Ownership is based upon information provided by each respective director and officer, Forms 4, Schedules 13D and 13G and other public documents filed with the SEC for some of the stockholders.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. For purposes of calculating each person’s or group’s percentage ownership, except as set forth in the footnotes to the beneficial ownership table below, stock options exercisable or equity awards that are vested or will vest within 60 days after August 31, 2016 are included for that person or group, but not such awards of any other person or group.

Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by them, subject to community property laws, where applicable.

Beneficially Owned	Shares Held	Percentage of Shares of Common Stock Beneficially Owned (%)

5% stockholders:
Landon T. Clay (1)	3,396,030	8.79
Entities affiliated with Broadfin Capital, LLC (2)	3,486,711	9.02
Entities affiliated with Krensavage Asset Management (3)	2,708,438	7.01
Entities affiliated with Senzar Asset Management, LLC (4)	2,034,576	5.27
Named Executive and Directors:
Joseph M. Patti, M.S.P.H., Ph.D. (5)	883,364	2.24
Russell H. Plumb (6)	785,666	2.00
Geoffrey Cox, Ph.D. (7)	63,332	*
Michael Dougherty (8)	65,000	*
John Richard (9)	65,000	*
Anne VanLent (10)	100,000	*
Armando Anido (11)	11,550	*
Michael W. Dunne, M.D. (12)	11,500	*
Mark P. Colonnese (13)	7,000	*

All current executive officers and directors as a group (9 persons) (14)	1,992,462	4.94

 * Represents beneficial ownership of less than one percent of the Company’s Common Stock.

(1)

Based solely upon information contained in a Schedule 13G filed with the SEC on February 10, 2016 by Landon T. Clay and East Hill Hedge Fund, LLC as to ownership of the Company’s shares as of December 31, 2015. The address of each Landon T. Clay and East Hill Hedge Fund, LLC is c/o East Hill Management Company, LLC 70 Main Street, Suite 300, Peterborough, NH 03458. Landon T. Clay is the managing member of East Hill Management Company, LLC (“EHM”). EHM has six (6) investment advisory clients (the “Clients”), including East Hill Hedge Fund, LLC (“EHHF”) each of which own shares of the Company. As a result of such relationships, Landon T. Clay may be deemed to beneficially own the shares held by Landon T. Clay 2009 Revocable Trust which Mr. Clay is a trustee of, shares held by EHM, shares held by the Clients shares held by Lavinia Clay, the spouse of Landon T. Clay.

(2)	Based solely upon information contained in a Schedule 13F filed with the SEC on August 15, 2016 by Broadfin Capital, LLC as to ownership of the Company’s shares as of June 30, 2016. The address of Broadfin Capital, LLC is 300 Park Avenue, 25th floor, New York, NY 10022.

(3)	Based solely upon information contained in a Schedule 13F filed with the SEC on August 12, 2016 by Krensavage Asset Management as to ownership of the Company’s shares as of June 30, 2016. The address of Krensavage Asset Management is 130 East 59th St, 11th Floor, New York, NY 10022.

(4)	Based solely upon information contained in a Schedule 13F filed with the SEC on August 12, 2016 by Senzar Asset Management as to ownership of the Company’s shares as of June 30, 2016. The address of Senzar Asset Management is 400 Madison Ave, suite 14D, New York, NY 10017.

(5)	Represents options to purchase 757,236 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 2016 and 126,128 shares of Common Stock.

(6)	Represents options to purchase 582,453 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 2016 and 203,213 shares of Common Stock.

(7)	Represents options to purchase 63,332 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 2016.

(8)	Represents options to purchase 65,000 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 2016.

(9)	Represents options to purchase 65,000 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 2016.

(10)	Represents options to purchase 65,000 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 2016 and 35,000 shares of Common Stock.

(11)	Represents options to purchase 11,550 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 2016.

(12)	Represents options to purchase 11,550 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 2016.

(13)	Represents 7,000 shares of Common Stock.

(14)	Represents options to purchase 1,621,121 shares of Common Stock currently exercisable or exercisable within 60 days of August 31, 2016, and 371,341 shares of Common Stock.

EXECUTIVE OFFICERS

The following table sets forth information concerning the executive officers of the Company as of the fiscal year ended June 30, 2016:

Name	Age	Position
Joseph M. Patti, M.S.P.H., Ph.D	52	President, Chief Executive Officer; and Director
Mark P. Colonnese	61	Executive Vice President, Chief Financial Officer

Biographical information for Dr. Patti is set forth under the caption “Proposal I — Election of Directors.”

Mark Colonnese, age 61, was appointed the Chief Financial Officer and Executive Vice President in November 2015. Previously, Mr. Colonnese served as the Chief Financial Officer of Stealth BioTherapeutics since November 2014 and as the Executive Vice President and Chief Financial Officer of Transgenomic Inc. from August 2012 to October 2014. Prior to that, he worked at Salutria Pharmaceuticals, LLC and at its predecessor company, AtheroGenics Inc., from 1999 to 2012, where he served in a number of executive roles, most recently as Executive Vice President, Commercial Operations and Chief Financial Officer. He has also held executive positions at Applied Analytical Industries and Schering-Plough, and served on the Board of Directors of Endeavor Pharmaceuticals, Inc. Mr. Colonnese holds an M.B.A. Degree from Fairleigh Dickinson University and a B.S. magna cum laude from Ithaca College. He is a Certified Public Accountant (inactive).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following compensation discussion and analysis focuses on our current and anticipated compensation programs. It is designed to provide stockholders with an understanding of our compensation philosophy and objectives, as well as an overview of the analysis that the Compensation Committee performed in setting executive compensation.

The persons deemed to be “named executive officers” for fiscal 2016 under SEC rules, and the titles they held in fiscal 2016, were as follows:

•     Joseph M. Patti, M.S.P.H., Ph.D., President and Chief Executive Officer and Assistant Secretary

•     Russell H. Plumb, Executive Chairman

•     Mark P. Colonnese, Executive Vice President and Chief Financial Officer

Mr. Plumb served as Executive Chairman until November 10, 2015, after which Mr. Plumb became Non-Executive Chairman and ceased to be an officer and employee of the Company.

This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding our business objectives and anticipated achievement under existing and future compensation programs. Actual compensation programs that we may adopt in the future may differ materially from currently planned programs as summarized in this discussion.

Overview of Executive Compensation Program

Our Compensation Committee oversees our executive compensation program and determines executive compensation. Our compensation program is intended to align our officers’ interests with those of our stockholders by rewarding performance for the achievement of goals as established by the Compensation Committee and Board. Our compensation approach is tied to our stage of development and the current performance goals are set with the objectives of advancing our product development and testing and, thereby, increasing stockholder value.

In an effort to ensure our compensation practices are comparable to those of similar public biopharmaceutical companies, in May 2016, the Compensation Committee engaged Arnosti Consulting, Inc. (“Arnosti”), an independent compensation consultant, to provide compensation advisory services that included the following:

•	an assessment of our executive compensation philosophy and plan structures and objectives;

•	the development of a peer group of companies for compensation comparison purposes;

•	a review of considerations and market practices related to short-term cash incentive plans and a review of long- term equity and other incentive trends in the biopharmaceutical industry;

•	a review of competitive compensation levels for each of our executive positions;

•	a review of our equity compensation strategy, including the development of incentive award guidelines; and,

•	utilization of equity awards as a mechanism for aligning the interests of management with those of our stockholders.

Arnosti completed its assessment of our executive compensation program in July 2016, and provided its recommendations to the Compensation Committee at that time. The Compensation Committee took those recommendations into account during its deliberations on executive compensation levels and changes. The Compensation Committee intends to continue to assess our executive and director compensation programs through the benchmarking and other services provided by Arnosti.

The Compensation Committee reviews and approves all compensation decisions relating to our executives, including our named executive officers, and oversees and administers our executive compensation programs and initiatives. Our compensation program is designed to attract and retain talented employees, to motivate them to achieve key financial, operational, and strategic goals, and to reward them for superior performance. Assuming we continue to meet our corporate, operational and research milestones, add to our senior management team, and progress toward the development and commercialization of additional products, we expect that the overall philosophy and the specific direction, emphasis, and various components of our executive compensation program will evolve. The objectives of our compensation program include:

•	a program structure to attract, motivate and retain a highly qualified executive management team;

•

linking executive compensation to key corporate objectives, including near-term product development, business development and financial goals, as well as to define other management objectives established by the Compensation Committee and/or Board;

•	providing compensation competitive to that provided by similarly staged and situated biopharmaceutical companies; and

•	creating management incentives designed to enhance stockholder value.

We intend to evaluate our philosophy and compensation programs as circumstances require, and, at a minimum, we will review our executive compensation annually.

Compensation Process

Our Compensation Committee is responsible for establishing our compensation philosophy and setting the compensation levels for our executives, including base salaries, cash incentive awards, and equity-based incentive awards. To assist the Compensation Committee in its evaluation of executive compensation, our Chief Executive Officer prepares a report each fiscal year recommending base salaries, incentive targets, and equity-based incentive awards for each executive officer except for himself. In addition to this report, our Compensation Committee considers relevant market compensation data. The Compensation Committee, in its sole discretion, may accept or adjust the compensation recommendations it receives. No executive officer is allowed to be present at the time his or her compensation is being discussed or determined by the Compensation Committee.

Company’s Say-on Pay

The compensation for our named executive officers was supported by 67% of the “Say-on-Pay” advisory votes cast by our stockholders in 2015. The Company takes this vote seriously and during the 2016 fiscal year was proactive, meeting face-to-face or on teleconferences with many of our stockholders to address any concerns they may have about the compensation for our executives. In our discussions with our stockholders, we listened to their perspectives and gained insight into how we could further align the interests of management with the interests of our stockholders. In fiscal year 2016, the Compensation Committee also retained an independent compensation consultant (Arnosti) to help us analyze and improve our compensation programs and practices.

Benchmarking

As part of Arnosti’s compensation advisory services to the Compensation Committee, in May 2016, Arnosti, with the assistance of the Compensation Committee, developed and recommended a group comprised of 26 publicly-traded biopharmaceutical companies in similar stages of drug development (Phase 2 or Phase 3), as well as some smaller commercial companies, to be our “peer” group for purposes of benchmarking our compensation program and practices. The criteria used to select the peer group included US-based therapeutics companies with similar market capitalization, number of employees and stage of development. Given our stage of development, the selection of peer companies focused on those companies with a market capitalization between $50 million and $195 million and with fewer than 190 employees.

The following companies comprised our peer group (the “peer group”) as determined by Arnosti in 2016:

Affimed N.V.	Fibrocell Science	Sunesis Pharmaceuticals
Alimera Sciences	Mast Therapeutics	Tenax Therapeutics
Ampio Pharmaceuticals	Neuralstem	Titan Pharmaceuticals
Adverum Biotechnologies	Nivalis Therapeutics	Tokai Pharmaceuticals
Catalyst Pharmaceuticals	Ocera Therapeutics	Tracon Pharmaceuticals
Cellceutix Corp	Pain Therapeutics	Vitae Pharmaceuticals
Cerulean Pharma	Proteon Therapeutics	Zynerba Pharmaceuticals
Cormedix	Rexahn Pharmaceuticals
Epirus Biopharmaceuticals	Stemline Therapeutics

The Compensation Committee used data from these companies to evaluate whether our executive compensation levels were within industry norms.

Determination of Executive Compensation

In setting compensation for our executive officers, our Compensation Committee’s philosophy is to consider market levels of compensation, an executive’s contributions and responsibilities, and our goals and overall progress. Our intention is to provide the opportunity for significant rewards to executives aligned with stockholder interests, primarily through highly competitive amounts of equity-based compensation in the form of stock options. In addition to market benchmarking, the Compensation Committee reviews the compensation recommendations of our Chief Executive Officer (other than with respect to determining his own compensation) and considers the Company’s overall performance during the prior fiscal year, each executive’s individual contributions during the prior fiscal year, the individual’s annual performance reviews based on achievement of annual goals, industry research, and other relevant market data. In addition, with respect to newly hired employees, our Compensation Committee considers an executive’s background, historical compensation and role undertaken within the Company in lieu of prior year performance.

Components of Executive Compensation

Our current executive compensation program consists of the following components:

•      base salary;

•      annual performance-based cash incentive awards;

•      long-term equity-based incentives; and

•      other benefits.

We combine these elements in order to formulate compensation packages that the Compensation Committee believes will provide competitive pay, reward achievement of key financial, operational, and strategic objectives; and, align the interests of our executive officers with those of our stockholders.

Base Salary

We provide our executive officers with a base salary to compensate them for services provided to us during the fiscal year. In setting base salaries for our executive officers, our Compensation Committee considered, and will continue to consider, the executive’s position, success in achieving our prior year corporate goals, individual contributions and performance during the prior fiscal year, relevant market data, and benchmark levels. The evaluations and recommendations proposed by our Chief Executive Officer for other executive officers are also considered. With respect to newly hired employees, the Compensation Committee considers an executive’s background and historical compensation in lieu of prior year performance. Our Compensation Committee evaluates and sets the base salaries for our executives following annual performance evaluations, as well as upon a promotion or other change in responsibility. We expect our Compensation Committee to continue these policies going forward.

In setting the base salaries for our executives for fiscal 2016, our Compensation Committee initially did so based on its research, informal benchmarking, and knowledge of companies in the biopharmaceutical industry. The Compensation Committee targeted between the 50th and the 75th percentile of peer companies for salary and cash incentive compensation. Our named executive officers were paid base salaries for the fiscal year ended June 30, 2016, and are currently being paid base salaries for the fiscal year ending June 30, 2017 as set forth in the following table:

Name and Title	Fiscal 2016 Base Salary	Fiscal 2017 Base Salary
Joseph M. Patti, M.S.P.H., Ph.D., President and Chief Executive Officer (1)	$500,000	$515,000
Russell H. Plumb, Executive Chairman (1)	$—	$—
Mark P. Colonnese, Executive Vice President and Chief Financial Officer (1)	$330,000	$349,800

(1)

Effective October 1, 2014, Joseph M. Patti was appointed President and Chief Executive Officer. Effective November 10, 2015, Russell H. Plumb became non-executive Chairman. Effective November 2015, Mark Colonnese was appointed Executive Vice President and Chief Financial Officer.

Performance-Based Cash Incentive Awards

To align each executive officer’s efforts with our financial, operations and strategic goals, on an annual basis the Compensation Committee and/or Board will approve key corporate goals for purposes of establishing an executive’s potential short-term cash incentive award, and, in any given year, these goals will be generally related to the achievement of specific research, clinical, regulatory, business development, operational or financial milestones. Each of these corporate goals is assigned a respective weighting relative to all the corporate goals. For fiscal 2016, based upon actual performance, an achievement level of between a threshold of 70% and a maximum of 130% was assigned to each goal by the Compensation Committee. If actual performance fell below the 70% threshold, the goal was generally assigned a 0% achievement level and no incentive compensation would be earned on that particular goal.

For our fiscal year ended June 30, 2016, Dr. Patti’s and Mr. Colonnese’s annual performance-based short-term incentive target awards, as a percentage of base salary, were 50% and 40%, respectively. The amount of the annual cash incentive actually earned and payable to each named executive officer depends primarily on the level of achievement, as determined by the Compensation Committee, of the overall corporate goals that have been approved by the Compensation Committee. For example, if the Compensation Committee determined that a 75% achievement level was met with respect to the corporate goals during a given year, Dr. Patti would be eligible for a cash incentive of 37.50% of his base salary (50% target x 75% achievement level). In its discretion, the Compensation Committee may award incentive payments to the executives above or below the target amount, particularly in cases where goals are materially exceeded. Commencing with the 2015 Annual Meeting of Stockholders, Mr. Plumb ceased to be an employee of the Company and was not eligible for a performance-based cash incentive award during fiscal year 2016.

The Compensation Committee defined our fiscal 2016 performance goals as follows:

●	Complete enrollment in Phase 2b SPIRITUS Trial;
●	Vapendavir meets primary endpoint for ACQ-6;
●	Complete Phase 1 BTA585 studies;
●	Initiate BTA585 RSV Phase 2a challenge study;
●	Identify non-F protein inhibitors that could be combined with BTA-C585;
●	Initiate Phase 2b BTA074 study in patients with condyloma; and
●	Achieve certain defined business development and financial goals.

In August 2016, the Compensation Committee considered the achievement levels and relative weighting of the above referenced performance goals for fiscal 2016. After consideration of the performance level achieved for each goal and its relative weighting, as well as other events that occurred during the fiscal year, the Compensation Committee determined that the performance level of management was 55% for overall corporate goals, resulting in the following cash incentive awards as for the fiscal year ended June 30, 2016:

Name and Title	Fiscal 2016 Target Incentive Amount	Fiscal 2016 Actual Incentive Amount
Joseph M. Patti, M.S.P.H., Ph.D., President and Chief Executive Officer	$250,000	$137,500
Mark P. Colonnese, Executive Vice President and Chief Financial Officer	$88,000	$48,400

Our Compensation Committee has also agreed that if the Company’s Vapendavir meets the primary endpoint of the SPIRITUS clinical trial, that a delayed cash incentive, in the target amount of 30% of base salary, may be paid out due to the expected timing of the trial’s conclusion. The Committee also approved key performance goals for the performance-based cash incentive awards for fiscal 2017 at its meeting in August 2016. The goals are clinical development and business/financial goals. The following sets forth the anticipated target incentive amounts for fiscal 2017:

Name and Title	Fiscal 2017 Target Incentive Amount (% of Salary)	Fiscal 2017 Target Incentive Amount ($)
Joseph M. Patti, M.S.P.H., Ph.D., President and Chief Executive Officer	50%	$257,500
Mark P. Colonnese, Executive Vice President and Chief Financial Officer	40%	$139,920

Long-Term Equity-Based Incentive Awards

In addition to base salary and performance-based cash incentive awards, we provide long-term equity-based incentive awards to our executive officers. For fiscal 2016, these equity-based incentive awards generally consisted of performance-based options to purchase shares of our common stock and restricted stock units. We believe that stock option awards and restricted stock units help further our compensation objectives by encouraging our executives to remain with us at least through the vesting period of these awards and providing them with an incentive to continue to focus on our long-term financial performance and increasing stockholder value.

New-Hire Equity Awards. Executives and all other employees, when initially hired by us, are typically provided an equity- based award generally in the form of stock options to purchase shares of our Common Stock. These stock option grants have an exercise price equal to the fair market value of our Common Stock on the grant date, and typically will vest over a period of three to four years. The size of the initial stock option grant awarded to an executive or employee is determined based on a number of factors, including the executive’s or employee’s position, and, if available for the position, an analysis of the competitive practices of comparable peer group companies of similar size and stature. We also consider the executive’s background and historical compensation when determining the number of options or restricted stock units to grant to the executive upon being hired, and from time-to-time. In connection with Dr. Patti’s appointment as President and Chief Executive Officer, and including an annual long-term equity award for fiscal 2015, on October 1, 2014, Dr. Patti was granted a stock option to purchase 475,000 shares of our Common Stock, one-third (1/3) of which will vest on each of the first, second and third anniversaries of the grant date. In connection with Mr. Colonnese’s hiring as Executive Vice President and Chief Financial Officer, Mr. Colonnese was granted a stock option to purchase 225,000 shares of our Common Stock, one-third (1/3) of which will vest on each of the first, second and third anniversaries of the grant date.

Annual Equity-Based Awards. During the fiscal year ended June 30, 2016, the Compensation Committee determined that it would be appropriate to complement base salary and performance-based cash incentive awards with annual long-term equity awards at the 60th percentile of our peer group so that, based on their value at the date of grant, total compensation for our named executive officers would be at the 50th to 75th percentile of our peer group of companies. The Compensation Committee believes that annual equity-based awards provide our executives and other employees with a strong incentive to maximize long-term corporate performance and value creation. The aggregate value of these awards is intended to provide long-term incentives with the potential to retain executives and employees, individually and as a whole, and by providing an opportunity for executives to earn total compensation above the median compensation levels of comparable peer group companies represented in the compensation data compiled by Arnosti in 2016.

Equity Award Grant Practices. The exercise price of a stock option granted to our executives, employees or directors have been and will continue to be set at no less than the fair market value of our Common Stock on the date of the grant. The amount of realizable value related to such grants and awards is determined by our stock price on the dates of vesting and, therefore, will be determined by our financial performance during the time after award but prior to vesting.

The exercise price of any stock option grant and the value of any restricted stock unit or other equity award is determined by reference to the fair market value of the underlying shares, which our 2007 Omnibus Equity and Incentive Plan defines as the closing price of our Common Stock on the Nasdaq on the date of grant. However, because stock options have been, and will continue to be, granted with an exercise price equal to the fair market value on the date of the grant, such options only have intrinsic value to the holder to the extent that the price of our Common Stock increases above the exercise price during the term of the option. Restricted stock unit awards generally have cash value equal to the price of our Common Stock.

Stock options granted to executives or employees as an initial equity award generally will vest in three or four equal installments on the first, second, third and, if applicable, fourth anniversary of the grant date and have a 10 year term. All vesting is generally subject to the executive’s or employee’s continued service with us, or upon a change of control. Additional information regarding accelerated vesting prior to, upon, or following a change in control is discussed below under “Potential Payments upon Termination or Change in Control.”

Severance and Change of Control Benefits

We have entered into employment agreements that require specific payments and benefits to be provided to certain executive officers in the event their employment is terminated following a change of control or in the event their employment is terminated without cause or by the executive for good reason. See “Employment Agreements” below.

Other Benefits

In order to attract and retain qualified individuals, we have historically provided, and will continue to provide, our executives with the following benefits:

•	Health Insurance – We provide each of our executives and their spouses and children the same health, dental, and vision insurance coverage we make available to our other eligible employees.

•	Life and Disability Insurance – We generally provide each of our executives with life and disability insurance coverage we make available to our other eligible employees.

•

Retirement Benefits – We do not provide pension arrangements or post-retirement health coverage for our executives or employees. Our executives and other eligible employees are eligible to participate in our 401(k) defined contribution plan. We currently make matching contributions to participants in the 401(k) plan in an amount equal to 25 percent of the employee’s deferral up to a maximum of four percent of an employee’s salary, subject to statutory limits.

•	Nonqualified Deferred Compensation – We do not provide any nonqualified defined contribution or other deferred compensation plans to any of our employees.

•

Perquisites – We limit the perquisites that we make available to our executive officers. Our executives are entitled to relocation expenses on their initial hire, if applicable, and other benefits with de minimis value that we make available to our other eligible employees at their initial hire.

Employment Agreements

Joseph M. Patti, M.S.P.H., Ph.D., President and Chief Executive Officer

Effective October 1, 2014, we entered into an Executive Employment Agreement with Dr. Patti in connection with his appointment as President and Chief Executive Officer. Pursuant to the agreement, Dr. Patti receives an annual base salary of $500,000 (now $515,000), subject to adjustment as determined by the Compensation Committee, and is eligible to participate in our cash and equity-based incentive compensation plans in which our other executives are generally eligible to participate, as the Board or a committee thereof will determine from time-to-time in its sole discretion. Subject to the terms and conditions of such cash- and equity-based incentive compensation plans, Dr. Patti’s annual cash incentive compensation will be targeted at not less than 50% of his then annual salary. Further, in connection with Dr. Patti’s appointment as President and Chief Executive Officer and including an annual long-term equity award for fiscal 2015, on October 1, 2014, Dr. Patti was granted a stock option to purchase 475,000 shares of our Common Stock, one-third (1/3) of which will vest on each of the first, second and third anniversaries of the grant date, respectively.

Dr. Patti’s agreement originally continued through December 31, 2015 and thereafter is renewable automatically for successive one year periods (without any action by either party) effective as of January 1st of each year, but may be terminated by either party prior to that date in accordance with the terms of the agreement.

If Dr. Patti’s employment is terminated by us for any reason other than cause, death or disability or in connection with a change in control, or if Dr. Patti terminates his employment for good reason other than in connection with a change in control, we will pay Dr. Patti a lump sum equal to the sum of (i) Dr. Patti’s unpaid salary through such termination; plus (ii) any cash incentive compensation earned and unpaid through such termination; plus (iii) Dr. Patti’s salary for eighteen (18) months; plus (iv) the product of one and a half times (1.5x) the cash incentive compensation paid to Dr. Patti in respect of the most recent fiscal year prior to the year in which such termination occurs; plus (v) an amount equal to the present value of the premium payments that would be made by us if Dr. Patti were to continue to be covered under our group health, life and disability insurance for eighteen (18) months, which amount will be determined by us in our sole discretion.

If Dr. Patti’s employment is terminated by him for good reason or by us for any reason other than cause, death or disability (as those terms are defined in the agreement) in either case within 60 days prior to or one year after a change in control, Dr. Patti will receive a lump-sum cash amount equal to the sum of (i) Dr. Patti’s unpaid salary and vacation through such termination; plus (ii) any cash incentive compensation earned and unpaid through such termination; plus (iii) two times (2x) the sum of (A) Dr. Patti’s annual base salary as then in effect and (B) the cash incentive compensation paid to Dr. Patti in respect of the most recent fiscal year prior to the year in which the change in control occurs; plus (iv) a payment equal to the present value of the premium payments that would be made by us if Dr. Patti were to continue to be covered under our group health, life and disability insurance for twenty four (24) months, which amount will be determined by us in our sole discretion.

Mark P. Colonnese, Executive Vice President and Chief Financial Officer

Effective November 2, 2015, we and Mr. Colonnese entered into an Employment Agreement in conjunction with his appointment as Executive Vice President and Chief Financial Officer. Pursuant to the agreement, Mr. Colonnese will receive an annual base salary of $330,000 (now $349,800), subject to adjustment as determined by the Compensation Committee, and will be eligible for an incentive payment, as the Board or a committee thereof will determine, based on specified goals. Subject to the terms and conditions of such cash and equity-based incentive compensation plans, Mr. Colonnese’s annual cash incentive compensation will be targeted at not less than 40% of his then annual base salary, subject to the achievement of performance goals as may be determined by the company.

The agreement continues through December 31, 2016 and thereafter will be renewable automatically for successive one year periods (without any action by either party) effective as of January 1 of each year but may be terminated by either party prior to such date in accordance with the terms of the agreement.

In the event Mr. Colonnese’s employment is terminated by us for any reason other than cause, death or disability or in connection with a change in control, or if Mr. Colonnese terminates his employment for good reason other than in connection with a change in control, the Company will pay Mr. Colonnese a lump sum equal to the sum of (i) Mr. Colonnese’s earned but unpaid base annual salary and accrued but unused vacation for the year in which the termination occurs, in each case, through such termination; plus (ii) any earned but unpaid cash incentive compensation for the fiscal year immediately preceding the fiscal year in which such termination occurs; plus (iii) Mr. Colonnese’s base salary for 12 months; plus (iv) the product of one times (1.0x) the cash incentive compensation paid to Mr. Colonnese in respect of the most recent fiscal year prior the year in which such termination occurs, plus (v) an amount equal to the present value of the premium payments that would be made by the company if Mr. Colonnese were to continue to be covered under the Company’s group health, life and disability insurance for 12 months, which amount will be determined by us in our sole discretion.

If Mr. Colonnese’s employment is terminated by him for good reason or by us for any reason other than cause, death or disability (as those terms are defined in the agreement), in either case, within 60 days prior to or one year after a change in control, Mr. Colonnese shall receive a lump-sum cash payment equal to the sum of (i) Mr. Colonnese’s earned but unpaid base salary and accrued but unused vacation for the year in which the termination occurs, in each case through such termination; plus (ii) any earned but unpaid cash incentive compensation for the fiscal year immediately preceding the fiscal year in which such termination occurs (payable at the time that incentive compensation is paid to active employees for such fiscal year); plus (iii) one and a half times (1.5x) the sum of (A) Mr. Colonnese’s annual base salary as then in effect and (B) the cash incentive compensation paid to Mr. Colonnese in respect of the most recent fiscal year prior to the year in which the change in control occurs; plus (iv) a payment equal to the present value of the premium payments that would be made by the company if Mr. Colonnese were to continue to be covered under the Company’s group health, life and disability insurance for 18 months, which amount will be determined by us in our sole discretion.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee of the Board of Directors:

Armando Anido. (Chair)

Geoffrey Cox, Ph.D.

Michael Dougherty

2016 Summary Compensation Table

The information in this table reflects the compensation paid to the Company’s current named executive officers from July 1, 2013 through June 30, 2016.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Joseph M. Patti, Ph.D. (2)	2016	500,000	—	340,425	137,500	32,507	(5)	1,010,432
President, Chief Executive	2015	477,000	—	797,098	431,250	32,829	(5)	1,738,177
Officer and Director	2014	408,000	120,156	149,375	—	25,995	(5)	703,526

Russell H. Plumb (3)	2016	60,908	—	—	—	—		60,908
Former Executive Chairman and	2015	318,750	98,000	—	172,500	30,080	(6)	619,330
Principal Financial Officer	2014	525,000	192,250	239,000	—	28,256	(6)	984,506

Mark P. Colonnese (4)	2016	233,750	—	291,713	48,400	176,082	(7)	749,945
Executive Vice President	2015	—	—	—	—	—		—
and Chief Financial Officer	2014	—	—	—	—	—		—

(1)	Represents the grant date valuation of the awards computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.
(2)	Mr. Patti joined the Company as Executive Vice President, Corporate Development and Strategy in November 2012 and became President and Chief Executive Officer on October 1, 2014.
(3)

The compensation included above is for the period July 1, 2015 through November 10, 2015. On November 10, 2015, Mr. Plumb became the non-executive Chairman. See Director Compensation table for the non-employee director compensation earned by Mr. Plumb for the remainder of fiscal year 2016.

(4)	Mr. Colonnese joined the Company as Executive Vice President and Chief Financial Officer, effective November 2, 2015.
(5)	Includes health and life insurance benefits of $21,907, $22,829 and $15,695 and a 401(k) match of $10,600, $10,000, and $10,300 in 2016, 2015 and 2014, respectively.
(6)	Includes health and life insurance benefits of $6,061, $20,080 and $17,956 and a 401(k) match of $4,317, $10,000 and $10,300 in 2016, 2015 and 2014, respectively.
(7)	Includes moving expenses of $154,163, health and life insurance benefits of $14,769 and a 401(k) match of $7,150 in 2016.

2016 Grants of Plan-Based Awards

Estimated Future Payouts Under

Equity and Non-Equity Incentive Plan Awards(1)(2)

Name	Award Type	Grant Date	Threshold Incentive ($) (4)	Target Incentive ($)	Maximum Incentive ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under-lying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Joseph M. Patti, Ph.D.	2016 Incentive Program		$175,000	$250,000	$325,000	—
	Stock Based Option	8/11/15				—	250,000	2.49	340,425
Mark P. Colonnese	2016 Incentive Program		$61,600	$88,000	$114,400	—
	Stock Based Option	11/02/15				—	225,000	2.02	291,713

(1)

Represents the annual cash incentive payment that could have been received by each named executive officer, pursuant to the annual cash incentive program for fiscal year 2016. The actual cash amounts paid to the named executive officers pursuant to the annual incentive plan for 2016 are reflected in the “2016 Summary Compensation Table.” See “Compensation Discussion and Analysis – Performance-Based Cash Incentive Awards” for more information.

(2)	Mr. Plumb did not earn any equity or non-equity incentive awards during the period in fiscal 2016 in which he was an employee of the Company, and therefore is not included in the table.

(3)	Amounts represent the grant date valuation of the awards computed in accordance with the FASB ASC Topic 718.

(4)

Minimum achievement of each particular performance metric is set at 70% of the target incentive, but the overall incentive payout could be below 70%, or zero, if there has been non-performance on certain or all metrics, as determined by the Compensation Committee.

Outstanding Equity Awards at June 30, 2016

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of shares or units that have not Vested	Market Value of shares or units that have not Vested
Joseph M. Patti, Ph.D	11/12/12	358,304	—	4.07	11/12/22	(1)	—	—
	12/5/13	—	15,625	4.00	12/05/23		15,625	$21,875	(5)
	10/1/14	158,216	316,784	2.45	10/01/24	(2)	—	—
	8/11/15	—	250,000	2.49	8/11/25	(3)	—	—
Russell H. Plumb	11/12/12	573,286	—	4.07	11/12/22	(1)	—	—
	12/5/13	—	—	—	—		25,000	$35,000	(5)
Mark P. Colonnese	11/2/15	—	225,000	2.02	11/2/25	(4)	—	—

(1)	Represents stock options that vest in three equal installments on the first, second and third anniversary of November 12, 2012. All option grants have a term of 10 years.

(2)	Represents stock options that vest in three equal installments on the first, second and third anniversary of October 1, 2014. All option grants have a term of 10 years.

(3)	Represents stock options that vest in three equal installments on the first, second and third anniversary of August 11, 2015. All option grants have a term of 10 years.

(4)	Represents stock options that vest in three equal installments on the first, second and third anniversary of November 2, 2015. All option grants have a term of 10 years.

(5)	Represents market stock units that will be settled on January 1, 2017, to the extent earned. The number of shares of stock actually earned is calculated based upon performance achieved prior to the settling of the award. Participants may ultimately earn between 0% and 250% of the number of market performance stock units granted, subject to the actual stock performance. Accordingly, the number of shares issued upon the final determination of the achievement of performance goals may be more or less than the number of market stock units initially granted. The market value was determined by multiplying the number of market stock unit awards granted by the closing price of the Company’s Common Stock on NASDAQ on June 30, 2016 of $1.40

2016 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired Upon Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired Upon Vesting	Value Realized Upon Vesting ($) (1)
Joseph M. Patti, Ph.D	—	—	—	—
Russell H. Plumb	—	—	—	—
Mark P. Colonnese	—	—	—	—

Potential Payments upon Termination or Change of Control

Name(1)	Cash ($)	Equity ($)	Health Benefits ($)	Tax Reim- bursements ($)	Other ($)	Total ($)
Joseph M. Patti
Termination in connection with a Change of Control (1)	1,294,000	—	43,814	—	—	1,337,814
Termination Without Cause/With Good Reason	970,500	—	32,861	—	—	1,003,361
Termination For Cause/Without Good Reason	—	—	—	—	—	—
Death/Disability	—	—	—	—	—	—
Mark P. Colonnese
Termination in connection with a Change of Control (1)	633,600	—	27,338	—	—	660,938
Termination Without Cause/With Good Reason	422,400	—	18,225	—	—	440,625
Termination For Cause/Without Good Reason	—	—	—	—	—	—
Death/Disability	—	—	—	—	—	—

(1)	No amounts are reported for Mr. Plumb because he did not receive any severance payments or benefits from us in connection with his termination of employment of November 10, 2015.

(2)	Represents payments due upon a termination in connection with a change in control for Dr. Patti and Mr. Colonnese as determined in accordance with the terms of their respective employment agreements described above.

(3)	No amounts are reported in this column because on the last day of our 2016 fiscal year, the closing price of our Common Stock ($1.40) was less than the exercise price of our outstanding stock options and our stock price performance would not have resulted in the earning of any market stock units.

COMPENSATION OF DIRECTORS

Pursuant to the Company’s non-employee director compensation plan effective as of August 11, 2015:

•	each non-employee director will receive an annual retainer of $37,000 payable as cash compensation for the director’s service during the year; and
•	each non-employee director serving as Chairman of the Board, on a committee, or active as the Chair of a committee, will receive certain additional annual cash retainers as follows:

Non-Executive Chairman of the Board	$20,000
Lead Director (if applicable)	15,000
Audit Committee Chair	17,500
Audit Committee Member (non-chair)	8,750
Nominating and Corporate Governance Chair	9,000
Nominating and Corporate Governance Member (non-chair)	4,500
Compensation Committee Chair	12,500
Compensation Committee Member (non-chair)	6,250

•

each non-employee director will receive, upon the initial effective date of such director’s appointment, a stock option award to purchase 35,000 shares of the Company’s Common Stock under the Company’s 2007 Omnibus Equity Incentive Plan, one-third (33%) of which will vest on the first , second and third anniversary of the date ratably; and

•

each non-employee director will receive an annual award of options to purchase 20,000 shares of the Company’s Common Stock under the Company’s 2007 Omnibus Equity Incentive Plan that will vest on the one year anniversary of the grant date.

The exercise price of all stock options granted to directors is equal to the fair market value of the Common Stock on the date of the grant. The following table summarizes compensation received by the Company’s directors during the fiscal year ended June 30, 2016:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned Or Paid in Cash ($)	Restricted Stock Unit Awards($)(1)	Stock Option Awards($)(2)	Total ($)
Geoffrey Cox, PhD (3)	52,750	—	26,443	79,193
Michael Dougherty (4)	52,500	—	26,443	78,943
Russell Plumb (5)(8)	39,736	—	27,774	67,510
John P. Richard (6)(8)	55,250	—	26,443	81,693
Anne VanLent (7)	69,083	—	26,443	95,526
Armando Anido (8)(9)	41,750	—	63,440	105,190
Michael W. Dunne (8)(10)	35,550	—	63,440	98,990

(1)	Amounts represent the grant date valuation of the awards computed in accordance with the FASB ASC Topic 718.

(2)	Amounts represent the grant date valuation of the awards computed in accordance with the FASB ASC Topic 718. The awards vest on the one year anniversary of the grant date.

(3)	As of June 30, 2016, Dr. Cox held 83,332 options to purchase shares of our Common Stock.

(4)	As of June 30, 2016, Mr. Dougherty held 85,000 options to purchase shares of our Common Stock.

(5)	Mr. Plumb became non-executive Chairman as of November 10, 2015. Mr. Plumb did not receive any fees for his service on the Board prior to such date because he was an officer of the Company As of June 30, 2016, Mr. Plumb held 627,453 options to purchase shares of our Common Stock.

(6)	As of June 30, 2016, Mr. Richard held 85,000 options to purchase shares of our Common Stock.

(7)	As of June 30, 2016, Ms. VanLent held 85,000 options to purchase shares of our Common Stock.

(8)	Includes compensation earned from participation on ad hoc Transactions Committee. $4,500 for the chair and $3,000 for a member.

(9)	As of June 30, 2016, Mr. Anido held 55,000 options to purchase shares of our Common Stock.

(10)	As of June 30, 2016, Dr. Dunne held 55,000 options to purchase shares of our Common Stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of June 30, 2016:

Plan Category	Number of Securities to be Issued Upon Exercise of Options (a)		Weighted- Average Exercise Price of Outstanding Options (b)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column (a))(c)
Equity compensation plans approved by stockholders	3,584,039	(1)		1,001,292	(2)
Equity compensation plans not approved by stockholders	1,216,590	(3)	$3.62	—
Total:	4,800,629		$4.07	1,001,292

(1)	Reflects 3,534,833 shares of Common Stock issuable upon the exercise of stock options, including 49,206 market and restricted stock units.

(2)	The number of shares of Common Stock that are available for future issuance under the 2007 Omnibus Equity and Incentive Plan as of June 30, 2016. All remaining shares were granted within 45 days following the end of fiscal year 2016 such that currently no shares remain available for grant under the 2007 Omnibus Equity and Incentive Plan.

(3)	Reflects shares of Common Stock reserved for issuance upon exercise of stock options that were awarded outside of the 2007 Omnibus Equity and Incentive Plan as inducement grants in connection with the commencement of employment of certain new hires.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017, and the Company seeks the ratification by the stockholders at the Annual Meeting of such selection. Representatives of Ernst &Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

PricewaterhouseCoopers was the independent registered public accounting firm that audited Aviragen Therapeutics, Inc.’s financial statements for the fiscal year ended June 30, 2015. PricewaterhouseCoopers was dismissed on March 23, 2016. PricewaterhouseCoopers‘s report on the financial statements for the fiscal years ended June 30, 2014 and June 30, 2015 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended June 30, 2014 and June 30, 2015, and the subsequent interim period through March 23, 2016, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in connection with their audit reports on the consolidated financial statements for such years, nor were there any ‘reportable events’ as such term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.

Ernst & Young LLP was engaged by the company on March 23, 2016 and was the independent registered public accounting firm that audited Aviragen Therapeutics, Inc.’s financial statements for the fiscal year ended June 30, 2016. The decision to change the independent registered public accounting firm was approved by the Audit Committee. During the two most recent fiscal years and through March 23, 2016, the date of the engagement of Ernst & Young, neither the Company nor any person on its behalf has consulted with Ernst & Young with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The following table sets forth the aggregate fees incurred by the Company for audit and other services provided by PricewaterhouseCoopers LLP (U.S.) (“PwC”) and Ernst & Young LLP (“E&Y”) for the fiscal years ended June 30, 2016 and 2015.

PwC and E&Y	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015

Audit Fees PwC(1)	$154,474	$416,558
Audit-Related Fees	—	20,000
Audit Fees - E&Y(1)	427,000	—
Tax Fees	—	—
All Other Fees	25,000	—
Total	$606,474	$436,558

(1)

Audit fees represent fees for professional services provided in connection with the audits of the Company’s financial statements and reviews of its periodic financial statements as well as audit services provided in connection with other statutory or regulatory filings, including comfort letters and consents.

Audit fees:  Audit fees consist of fees associated with the annual audit of our financial statements, the reviews of our interim financial statements and the issuance of consent and comfort letters in connection with registration statement filings with the SEC, and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements. Audit fees includes $416,558 fees in fiscal year ended June 30, 2015 and $154,474 in fiscal year ended June 30, 2016 billed by PricewaterhouseCoopers and $452,000 fees in fiscal year ended June 30, 2016 billed by Ernst & Young LLP.

Pre-approval Policies and Procedures

The Audit Committee has adopted a pre-approval policy with respect to any fees to be paid to the Company’s independent registered public accounting firm and, therefore, has approved in advance all fees paid to PricewaterhouseCoopers (“PwC”) during the 2015 fiscal year and to Ernst &Young LLP, which was hired on March 23, 2016 to replace PwC, during the 2016 fiscal year.

Pursuant to the Company’s pre-approval policy, on an annual basis the Audit Committee specifically reviews and pre- approves the audit services to be performed by the Company’s independent registered public accounting firm, along with the associated fees. Prior to the end of each fiscal year, management provides to the Audit Committee a list of other services that it anticipates requiring of its independent registered public accounting firm during the year, along with estimates of the costs of these services. The Committee subsequently considers the general pre-approval of these services and their costs. All other services are pre-approved by the Audit Committee in accordance with applicable requirements.

In the event the Company’s stockholders fail to ratify the appointment of Ernst &Young LLP, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

The proposal to ratify the appointment of Ernst &Young LLP requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will not be considered votes cast on the proposal and will therefore have no effect on such proposal. Broker non-votes with respect to this proposal will not be considered as present and entitled to vote on the proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of the majority of the votes properly cast on this proposal is required to ratify the selection of Ernst &Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2017. Abstentions will not be considered votes cast on the proposal and will therefore have no effect on such proposal.

The Board of Directors recommends a vote “FOR” on the ratification of the independent registered public accounting firm.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Board of Directors is providing stockholders with the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers. This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse the Company’s executive compensation programs and policies and the compensation paid to its named executive officers.

The Say on Pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take these results into consideration when making future decisions regarding executive compensation programs. The Company’s current policy is to hold such an advisory vote every year.

The compensation for our named executive officers was supported by 67% of the “Say-on-Pay” advisory votes cast by our stockholders in 2015. The Company takes this vote seriously and during the 2016 fiscal year was proactive, meeting face-to-face or on teleconferences with many of our stockholders to address any concerns they may have about the compensation for our executives. In our discussions with our stockholders, we listened to their perspectives and gained insight into how we could further align the interests of management with the interests of our stockholders. In fiscal year 2016, the Compensation Committee also retained an independent compensation consultant (Arnosti) to help us analyze and improve our compensation programs and practices.

The Company designs its executive compensation programs to implement its core objectives of providing competitive pay, pay for performance, and alignment of management’s interests with those of its stockholders. Stockholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement for a more detailed discussion of how the Company’s compensation programs reflect its core objectives.

The Board believes the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving its core objectives. Accordingly, the Board encourages its stockholders to approve the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections of this Proxy Statement.

Required Vote and Board Recommendation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes properly cast on this proposal. Abstentions and broker non-votes will not be considered votes cast on the proposal and will therefore have no effect on such proposal.

The Board of Directors recommends that stockholders vote “FOR”, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

PROPOSAL 4

APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, and recommends that our stockholders approve, the Aviragen Therapeutics, Inc. 2016 Equity Incentive Plan (the “New Equity Plan”) at the Annual Meeting. Subject to stockholder approval, it is proposed that the New Equity Plan will replace the Biota Pharmaceuticals, Inc. 2007 Omnibus Equity and Incentive Plan (as amended, the “Prior Equity Plan”). Following stockholder approval of the New Equity Plan, no further options or other awards will be granted under the Prior Equity Plan and all future equity awards will be granted under the New Equity Plan. None of the awards that remain outstanding under the Prior Equity Plan as of the date of stockholder approval of the New Equity Plan will be affected by such approval; such outstanding awards will continue to be governed by the terms of the Prior Equity Plan and the applicable award agreement.

The general purpose of the New Equity Plan is to assist the Company and its subsidiaries in attracting and retaining valued employees, consultants and non-employee directors by offering them a greater stake in our success and a closer identity with it, and to encourage ownership of the Company’s Common Stock by such employees, consultants and non-employee directors. Under the New Equity Plan, eligible employees, consultants and non-employee directors will be able to receive awards of performance stock, performance stock units, restricted stock, restricted stock units, stock options, stock appreciation rights and other stock-based awards (collectively, “Awards”). As described in the Compensation Discussion and Analysis section of this proxy statement, long-term equity-based incentives are one of the main components of our executive compensation program. We believe that one of the principal benefits of providing equity-based compensation to our employees, consultants and non-employee directors is that it aligns their interests with the interests of our stockholders by providing them an ownership stake in the Company. Further, as mentioned in the Compensation Discussion and Analysis section of this proxy statement, we believe that equity awards help further our compensation objectives by encouraging our executives to remain with us at least through the vesting period of these awards and providing them with a direct incentive to continue to focus on our long-term financial performance and increasing stockholder value. If approved, the New Equity Plan will allow the Company to be able to grant Awards that are treated as “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code and are exempt from the $1 million deduction limit applicable to certain highly compensated executive officers (as described below under the heading “Summary of U.S. Federal Income Tax Consequences—Million Dollar Deduction Limit”).

The New Equity Plan will be administered by the Compensation Committee. All of the members of the Compensation Committee are independent under the listing standards of NASDAQ. None of the members of the Compensation Committee will receive additional compensation for administering the 2016 Equity Plan.

Basis for Board of Directors’ Adoption of the New Equity Plan

Prior to adopting the New Equity Plan, the Compensation Committee and the Board of Directors considered the various aspects of the New Equity Plan, including the number of shares authorized under the New Equity Plan, the cost of issuing additional shares, the impact of share dilution on our existing stockholders and the central role of long-term equity-based incentive compensation in our executive compensation program, as described more fully in the Compensation Discussion and Analysis section of this proxy statement. In addition to the purposes mentioned above, other purposes for adopting the New Equity Plan included ensuring the longevity, effectiveness and flexibility of the long-term equity incentive component of our executive compensation program. Thus, the Compensation Committee and the Board of Directors also considered the number of shares remaining available for issuance under the Prior Equity Plan.

The New Equity Plan is intended to give the Company the flexibility to grant new Awards over the next several years to eligible employees, directors and consultants. As of July 1, 2016, prior to the Company’s 2016 annual option grant that occurred shortly after the Company’s fiscal year end, there were 1,001,292 shares remaining available for issuance under the Prior Equity Plan. Those remaining shares along with a newly authorized pool of 4,650,000 shares have been combined into the New Equity Plan yielding a total of 5,651,292 shares that may be subject to Awards. From among this aggregate share reserve, the New Equity Plan reserves a total of 5,401,292 shares for the issuance in respect of Awards of options and stock appreciation rights (“SARs”) and a total of 250,000 shares for the issuance in respect of Awards of restricted stock, restricted stock units (“RSUs”), performance stock, performance stock units (“PSUs”) and other stock-based awards. The aggregate increase in the number of shares available for awards in the New Equity Plan from those available under the Prior Equity Plan as of June 30, 2016 represents approximately 12.0% of our Common Stock on a fully diluted basis as of June 30, 2016. For the purposes of the calculations set forth in this paragraph, fully diluted basis was computed using the treasury stock method and includes all outstanding shares and stock options with a strike price equal to or less than the closing stock price of $1.40 per share on June 30, 2016, 2016. The treasury stock method is a method of recognizing the use of proceeds that could be obtained upon exercise of options by repurchasing Common Stock. We assumed that any proceeds would be used to repurchase Common Stock at the closing market price on June 30, 2016 of $1.40 per share.

In addition, the number of shares available for issuance under the New Equity Plan in respect of options and SARs will be increased by the number of options and SARs granted under the Prior Equity Plan that are cancelled, terminated, forfeited or lapse on or after July 1, 2016, and the number of shares available for issuance under the New Equity Plan in respect of restricted stock, RSUs, performance stock, PSUs and other stock-based awards will be increased by the number of such awards granted under the Prior Equity Plan that are cancelled, terminated, forfeited or lapse on or after July 1, 2016.

In order that we may continue to compete for and retain the most talented employees, consultants and non-employee directors, we are asking our stockholders to approve the New Equity Plan. If the New Equity Plan is approved by our stockholders, we will continue to have the flexibility to grant long-term equity-based incentive awards at levels that the Board of Directors and the Compensation Committee believe to be necessary to motivate and retain our employees, consultants and non-employee directors and to reward them for their contributions to our success. Based on the foregoing considerations, the Board of Directors concluded that it is in the best interests of the Company and its stockholders for its stockholders to approve the New Equity Plan. The Board of Directors determined that the costs to our stockholders of approving the New Equity Plan would be outweighed by the benefits to be achieved by providing appropriate equity-based incentive compensation to our employees, consultants and non-employee directors. If the New Equity Plan is approved, the Board of Directors and the Compensation Committee will continue to monitor and evaluate the benefits and risks to the Company and its stockholders in granting awards under the New Equity Plan.

Best Practices

The New Equity Plan includes a number of features that we believe will reinforce the alignment between the interests of the participants in the New Equity Plan and those of our stockholders. These features include, but are not limited to, the following:

No Discounted Options or SARs. Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

No Repricing, Replacement or Buy Back without Stockholder Approval. The Company may not reprice, replace or buy back any underwater stock option or underwater SAR without stockholder approval.

Recoupment and Clawback. Awards granted under the New Equity Plan (and all shares acquired thereunder) are subject to mandatory repayment and clawback pursuant to the terms of the Company’s clawback policy, if any, and as may otherwise be required under any federal or state laws or listing requirements of any applicable securities exchange.

Limited Transferability. No Award may be transferred, assigned, pledged or encumbered by a participant except pursuant to the laws of descent and distribution or as approved by the Compensation Committee for estate planning or charitable purposes.

No Evergreen Provision. There is no “evergreen” feature that automatically increases the number of shares authorized for issuance under the New Equity Plan. Thus, we must obtain stockholder approval each time we desire to authorize additional shares for awards.

No Automatic Grants. The New Equity Plan does not provide for “reload” or other automatic grants to participants.

No Tax Gross-Ups. The New Equity Plan does not provide for any tax gross-ups to participants.

Restricted Share Recycling. Shares used to pay the exercise price or withholding taxes with respect to Awards granted under the New Equity Plan are not again available for grant under the New Equity Plan.

Code Section 162(m). The New Equity Plan is designed to allow (but does not require) us to grant Awards that can satisfy the requirements for “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Awards that satisfy these requirements are not subject to the $1 million limit on deductibility applicable to compensation paid to certain executives of the Company.

A summary of the New Equity Plan is provided below. This summary is qualified in its entirety by the full text of the New Equity Plan, a copy of which is attached to this proxy statement as Appendix A.

General

The purpose of the New Equity Plan is to assist the Company and its subsidiaries in attracting and retaining valued employees, consultants and non-employee directors by offering them a greater stake in our success and a closer identity with it, and to encourage ownership of the Company’s Common Stock by such employees, consultants and non-employee directors. Under the New Equity Plan, we may grant awards in respect of shares of Common Stock (“Awards”), to employees and consultants of the Company and its subsidiaries, as well as non-employee members of the Board of Directors. Awards may consist of options, SARs, restricted stock, RSUs, performance stock, PSUs and other stock-based awards. Each Award will be governed by the provisions of the New Equity Plan and the applicable award agreement. The New Equity Plan is not qualified under Section 401(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974.

Eligibility

Any employee or consultant of the Company and its subsidiaries, as well as any non-employee member of the Board of Directors, is eligible to receive Awards under the New Equity Plan.

Administration

The New Equity Plan will be administered by the Compensation Committee. The Compensation Committee will have full and final authority in its discretion to: (i) select the employees, non-employee directors and consultants who will receive Awards, provided that Awards to non-employee directors will be subject to ratification by the Board of Directors; (ii) determine the type or types of Awards to be granted to each participant; (iii) determine the number of Shares to which an Award will relate, the terms and conditions of any Award (including, but not limited to, restrictions as to vesting, performance goals relating to an Award, transferability or forfeiture, exercisability or settlement of an Award, waivers or accelerations thereof and waivers of or modifications to performance goals relating to an Award) and all other matters to be determined in connection with an Award; (iv) determine the strike price, grant price or purchase price (if any) of an Award; (v) determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, or surrendered; (vi) determine whether, and to certify that, performance goals to which an Award is subject are satisfied; (vii) determine whether participants will be permitted to defer the settlement of certain Awards; (viii) correct any defect or supply any omission or reconcile any inconsistency in the New Equity Plan and Award agreements thereunder, and to adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments as, in its opinion, may be advisable; (ix) construe and interpret the New Equity Plan and Award agreements thereunder, and (x) make all other determinations as it may deem necessary or advisable for the administration of the New Equity Plan and Award agreements.

The Compensation Committee may delegate some or all of its authority to any executive officer of the Company or any other person or persons designated by the Compensation Committee. However, the Compensation Committee may not delegate its authority to grant Awards to the following persons: (i) employees subject to the requirements of Rule 16b-3 of the Exchange Act; (ii) “covered employees” within the meaning of Section 162(m) of the Code, (iii) officers or other employees who have been delegated authority under the preceding sentence, or (iv) members of the Board of Directors.

Shares Available Under the New Equity Plan

The total number of shares available for Awards of options and SARs under the New Equity Plan is 5,401,292, all of which may be issued pursuant to ISOs. The total number of shares available for Awards of restricted stock, RSUs, performance stock and PSUs and other stock-based Awards under the New Equity Plan is 250,000. The number of shares available under the New Equity Plan for Awards of options and SARs will be (i) reduced by the number of options and SARs granted under the Prior Equity Plan during the period July 1, 2016 and the date the New Equity Plan receives stockholder approval and (ii) increased by the number of shares underlying the portion of any option or SAR granted under the Prior Equity Plan that is cancelled, terminated, forfeited or lapses on or after July 1, 2016 without the issuance of shares. The number of shares available under the New Equity Plan for Awards of restricted stock, RSUs, performance stock, PSUs and other stock-based Awards will be (i) reduced by the number of awards of restricted stock, RSUs, performance stock, PSUs and other stock-based awards granted under the Prior Equity Plan during the period between July 1, 2016 and the date the New Equity Plan receives stockholder approval and (ii) increased by the number of shares underlying the portion of any award of restricted stock award, RSUs, performance stock, PSUs or other stock-based award under the Prior Equity Plan that is cancelled, terminated, forfeited or lapses on or after July 1, 2016 without the issuance of shares. No participant will be eligible to receive, in any one calendar year, Awards with respect to more than 1,000,000 shares. No non-employee director may be granted Awards covering shares having a fair market value on the grant date of more than $500,000 in any one calendar year. Shares withheld from an Award or an award granted under the Prior Equity Plan that are used to pay the exercise price or tax withholding obligations with respect to such Award or award will not become available for issuance under the New Equity Plan. Notwithstanding the foregoing, shares issued under Awards granted in assumption, substitution or exchange for awards of a company acquired by the Company or one of its subsidiaries will not reduce the number of shares available for grant under the New Equity Plan, nor will such substituted Awards be counted towards the share limits applicable to individual participants.

Awards—Generally

Awards may be granted on the terms and conditions described below. In addition, the Compensation Committee may impose on any Award or the settlement or exercise thereof such additional terms and conditions not inconsistent with the provisions of the New Equity Plan, as the Compensation Committee may determine, including without limitation terms requiring forfeiture of unvested Awards in the event of a participant’s termination of employment or other service. The right of a participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance goals as may be determined by the Compensation Committee. Each Award will be evidenced by an Award agreement that will include additional terms and conditions that may be applicable to such Award.

Awards—Performance Goals

In the discretion of the Compensation Committee, the vesting, earning or settlement of any Award may be conditioned upon the achievement of specified performance goals that are substantially uncertain to be met during the applicable performance period at the time such goals are established. Performance goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or a subsidiary, division, department or function within the Company or a subsidiary. Performance goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. To the extent that an Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the vesting, earning and/or settlement of such Award will be based on the achievement of one or more of the following performance goals: specified levels of or increases in return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including without limitation diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA); revenue or revenue growth; net economic profit (which is operating earnings minus a charge to capital); net income or operating income; sales or sales growth; gross margin or direct margin; share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios such as return on equity or return on assets; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement; the disposition or sale of a product, technology or intellectual property; customer or employee satisfaction; individual objectives; operating efficiency; development of new drugs or other products; achievement of regulatory milestones or clinical development milestones; implementation or completion of critical projects or achievement of related milestones; partnering or similar transactions; and any combination of any of the foregoing criteria.

If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or a subsidiary, or the manner in which any such entity conducts its business, or other events or circumstances render any performance goal unsuitable, then the Compensation Committee may modify such performance goal and/or the related minimum, target, maximum and/or other levels of achievement as the Compensation Committee deems appropriate and equitable (but, with respect to any qualified performance-based award, only to the extent permitted by Section 162(m) of the Code).

Awards—Types of Awards

Options.    Options give a participant the right to purchase a specified number of shares from the Company for a specified time period at a fixed price. Options may be either ISOs or non-qualified options, however, ISOs may only be granted to employees of the Company and its subsidiaries. The price at which shares may be purchased upon exercise may not be less than the fair market value of one Share on the grant date, or, in the case of an ISO granted to a ten-percent stockholder, less than 110% of the fair market value of a Share on the grant date. The Compensation Committee may grant options that have a term of up to ten years, or, in the case of an ISO granted to a ten-percent stockholder, five years. The Award agreement will specify the exercise price, term, vesting requirements, including any performance goals, and any other terms and conditions applicable to the option.

Unless otherwise provided in an Award agreement or an effective employment, consulting, severance or similar agreement with the Company or a subsidiary, upon a participant's termination of employment or service, the unvested portion of such participant’s options will cease to vest and will be forfeited (with no compensation due to the participant) and the vested portion of such participant's options will remain exercisable for a period of (i) 90 days in the event of a termination without cause, (ii) one year in the event of a termination due to death or disability and (iii) 90 days in the event of a participant's resignation; provided, however, no option will be exercisable after its stated term has expired. All of a participant's options, whether or not vested, will be forfeited immediately upon a termination for cause, with no compensation due to the participant.

Stock Appreciation Rights.    A grant of a SAR entitles a participant to receive, upon exercise of the SAR, the excess of (i) the fair market value of one Share on the date of exercise, over (ii) the grant price of the SAR as determined by the Compensation Committee. No payment from the participant is required upon the exercise of a SAR. The Compensation Committee will determine and specify in each Award agreement the number of SARs granted, the grant price of the SAR (which may not be less than 100% of the fair market value of a Share on the grant date), the time or times at which a SAR may be exercised in whole or in part, the method by which shares will be delivered or deemed to be delivered to a participant, the term of the SAR (which may not be greater than 10 years) and any other terms and conditions of the SAR.

Unless otherwise provided in an Award agreement or an effective employment, consulting, severance or other agreement with the Company or a subsidiary, upon a participant's termination of employment or service, the unvested portion of such participant's SARs generally will cease to vest and generally will be forfeited (with no compensation due to the participant) and the vested portion of such participant's SARs will remain exercisable for a period of (i) 90 days in the event of a termination without cause, (ii) one year in the event of a termination due to death or disability and (iii) 90 days in the event of a participant's resignation; provided, however, that no SAR will be exercisable after its stated term has expired. All of a participant’s SARs, whether or not vested, will be forfeited immediately upon a termination for cause, with no compensation due to such participant.

Restricted Stock.    An Award of restricted stock is a grant of a specified number of shares, which shares are subject to forfeiture upon the occurrence of certain events during a specified restriction period. Each Award of restricted stock will specify the duration of the restriction period, the conditions under which the shares may be forfeited, and the amount, if any, the participant must pay to receive the shares. Generally, during the restriction period, the participant will have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the shares of restricted stock and to receive dividends. However, dividends may, at the discretion of the Compensation Committee, be paid currently or subject to the same restrictions as the underlying stock (and the Compensation Committee may withhold cash dividends paid on restricted stock until the applicable restrictions have lapsed), provided that, dividends paid on unvested restricted stock that is subject to performance goals will not be paid or released until the applicable performance goals have been achieved.

Unless otherwise provided in an Award agreement or an effective employment, consulting, severance, or similar agreement with the Company or a subsidiary, upon a participant’s termination of employment or service for any reason, the unvested portion of each Award of restricted stock will be forfeited with no compensation due to the participant.

Restricted Stock Units.    An Award of RSUs is a grant of the right to receive a payment in shares or cash, or a combination thereof, equal to the fair market value of a Share on the expiration of the applicable restriction period. RSUs are solely a device for determining amounts to be paid to a participant, do not constitute shares, and will not be treated as a trust fund of any kind. Prior to the settlement of an award and the receipt of shares, the participant will have no rights as a stockholder with respect to any such shares. Notwithstanding the previous sentence, the Compensation Committee may provide in an Award agreement that amounts equal to dividends declared during the restriction period on the shares covered by the Award will be credited to the participant’s account and settled in shares at the same time as the RSUs to which such dividend equivalents relate. Awards of RSUs will be settled in shares, unless otherwise provided in an Award agreement. Unless otherwise provided in an Award Agreement, subject to the Participant’s continued employment or other service with us from the grant date through the expiration of the restriction period, the vested portion of an Award of RSUs will be settled within 60 days after the expiration of the restriction period.

Unless otherwise provided in an Award agreement or an effective employment, consulting, severance or similar agreement with the Company or a subsidiary, upon a participant’s termination of employment or service for any reason, the unvested portion of each Award of RSUs will be forfeited with no compensation due the participant.

Performance Stock.    An Award of performance stock is a grant of a specified number of shares to a participant, which shares are conditional on the achievement of one or more performance goals during a performance period and subject to forfeiture upon the occurrence of certain events during a restriction period. Each Award agreement will specify the duration of the performance period and restriction period (if any), the performance goal(s) applicable to the performance stock, the conditions under which the performance stock may be forfeited, and the amount (if any) that the participant must pay to receive the performance stock. Provided that the performance goal(s) applicable to the Award have been achieved and the performance stock has not previously been forfeited, shares will be released to the participant at the end of the performance period as specified in the Award agreement. Generally, during the restriction period, the participant will have all of the rights of a stockholder with respect to the performance stock, including, the right to vote the shares of performance stock and to received dividends, provided that dividends paid with respect to the performance stock will be subject to the same restrictions as the underlying stock and the Company will withhold any dividends paid on the performance stock until the restrictions applicable to the performance stock have lapsed.

Unless otherwise provided in an Award agreement or an effective employment, consulting, severance or other agreement with the Company or a subsidiary, upon a participant’s termination of employment or service for any reason, the unvested portion of each Award of performance stock will be forfeited with no compensation due the participant.

Performance Stock Units.    An Award of PSUs is a grant of the right to receive a payment in shares or cash, or a combination thereof, equal to the fair market value of a share on the expiration of the applicable restriction period conditioned on the achievement of one or more performance goals. PSUs are solely a device for determining amounts to be paid to a participant, do not constitute shares, and will not be treated as a trust fund of any kind. Prior to the settlement of an award and the receipt of shares, the participant will have no rights as a stockholder with respect to any such shares. Notwithstanding the previous sentence, the Compensation Committee may provide in an Award agreement that amounts equal to dividends declared during the restriction period on the shares covered by the Award will be credited to the participant’s account and settled in cash or shares at the same time (and subject to the same forfeiture restrictions) as the PSUs to which such dividend equivalents relate. Awards of PSUs will be settled in shares, unless otherwise provided in an Award agreement. Unless otherwise provided in an Award Agreement, subject to the Participant’s continued employment or other service with us from the grant date through the expiration of the restriction period, the vested portion of an Award of PSUs will be settled within 60 days after the expiration of the restriction period.

Unless otherwise provided in an Award agreement or an effective employment, consulting, severance or similar agreement with the Company or a subsidiary, upon a participant’s termination of employment or service for any reason, the unvested portion of each Award of PSUs generally will be forfeited with no compensation due the participant.

Other Stock-Based Awards.    The Compensation Committee may grant, subject to applicable law, any other type of Award under the New Equity Plan that is payable in, or valued in whole or in part by reference to, shares, and that is deemed by the Compensation Committee to be consistent with the purposes of the New Equity Plan, including, without limitation, fully vested shares and dividend equivalents.

Change in Control and other Corporate Transactions

Unless otherwise provided in an Award agreement or an effective employment, consulting, severance or other similar agreement with the Company or one of its subsidiaries, a change in control will not, in and of itself, accelerate the vesting, settlement, or exercisability of outstanding Awards. Notwithstanding the foregoing and unless otherwise provided in an Award agreement or an effective employment, consulting, severance or similar agreement with the Company or a subsidiary, if (i) the successor corporation (or its direct or indirect parent) does not agree to assume an outstanding Award or does not agree to substitute or replace such Award with an award involving the registered and publicly traded ordinary equity securities of such successor corporation (or its direct or indirect parent) on terms and conditions necessary to preserve the rights of the applicable participant with respect to such Award, (ii) the securities of the ultimate parent of the Company or its successor following such change in control will not be publicly traded on a U.S. securities exchange immediately following such change in control or (iii) the change in control is not approved by a majority of the Board of Directors immediately prior to such change in control, then the Compensation Committee, in its sole discretion, may take one or more of the following actions with respect to all, some or any such Awards: (a) accelerate the vesting and, if applicable, exercisability of such Awards such that the Awards are fully vested and, if applicable, exercisable (effective immediately prior to such change in control); (b) with respect to any Awards that do not constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, accelerate the settlement of such Awards upon such change in control; (c) with respect to Awards that constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, terminate all such Awards and settle all such Awards for a cash payment equal to the fair market value of the shares underlying such Awards less the amount the participant is required to pay for such shares, if any, provided that (I) such change in control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(v), (vi) or (vii) and (II) all other arrangements that would be aggregated with such Awards under Section 409A of the Code are terminated and liquidated within 30 days before or 12 months after such change in control; (d) cancel outstanding options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the fair market value of the shares underlying the unexercised portion of the option or SAR as of the date of the change in control over the exercise price or grant price, as the case may be, of such portion, provided that any option or SAR with a per share exercise price or grant price, as the case may be, that equals or exceeds the fair market value of one share on the date of the change in control will be cancelled with no payment due the participant; and (e) take such other actions as the Compensation Committee deems appropriate.

Unless provided otherwise in an Award agreement, or an effective employment, consulting, severance or other similar agreement, or as otherwise may be determined by the Compensation Committee prior to a change in control, in the event that Awards are assumed in connection with a change in control or substituted with new awards, and a participant’s employment or other service with the Company and its subsidiaries is terminated by the Company without cause or due to disability, as the result of the participant’s death or by the participant for good reason, in any case, within 24 months following a change in control, (i) the unvested portion of such participant’s Awards will vest in full (with any applicable performance goals being deemed to have been achieved at target or, if greater, actual levels of performance), (ii) Awards of options and SARs will remain exercisable by the participant or the participant’s beneficiary or legal representative, as the case may be, for a period of one-year (but not beyond the stated term of the option or SAR), (iii) all RSUs and PSUs will be settled within 30 days after such termination and (iv) all other stock-based awards will be settled within 30 days after such termination.

In the event of a share dividend, recapitalization, forward share split, reverse share split, reorganization, division, merger, consolidation, amalgamation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution, or other similar corporate transaction or event, the Compensation Committee will make equitable adjustments in (i) the number and kind of shares which may thereafter be issued in connection with Awards, (ii) the number and kind of shares issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares available under the New Equity Plan, and (iv) the exercise or grant price relating to any Award, or if deemed appropriate, the Compensation Committee may also make provision for a cash payment with respect to any outstanding Award.

Clawback and Recoupment

Any Award granted under the New Equity Plan (and all shares acquired thereunder) will be subject to mandatory repayment and clawback pursuant to the terms of the Company’s clawback policy, if any, and as may otherwise be required by any federal or state laws or the rules of any applicable securities exchange. Additional recoupment and clawback policies may be provided in the participant’s Award agreement.

Amendment and Termination

The Board of Directors may amend, alter, suspend, discontinue or terminate the New Equity Plan without the consent of our stockholders, except that the Board of Directors must obtain stockholder approval for actions that would: (i) increase the number of shares subject to the New Equity Plan; (ii) decrease the price at which Awards may be granted; or (iii) require stockholder approval under any applicable federal, state or foreign law or regulation or the rules of any stock exchange or automated quotation system on which shares are then listed or quoted. However, without prior written consent of an affected participant, no amendment, alteration, suspension, discontinuation or termination of the New Equity Plan may materially and adversely affect the rights of a participant under any outstanding Award unless such action is required by law, the rules of any applicable securities exchange or is necessary to obtain a deduction under Section 162(m) of the Code. No underwater Option or underwater SAR may be repriced, replaced or regranted through cancellation or purchased for cash without the approval of our stockholders.

The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award and the New Equity Plan without the consent of any affected participant, provided, that no such amendment, alteration, suspension, discontinuation, or termination that materially and adversely affects the rights of a participant will be effective without such participant’s consent. Notwithstanding the foregoing, the Compensation Committee may amend any outstanding Award without a participant’s consent to the extent it determines in its sole discretion that such amendment is necessary or advisable to ensure a deduction under Section 162(m) of the Code or to comply with Section 409A of the Code or an exemption therefrom.

Unless earlier terminated, the New Equity Plan will terminate with respect to the grant of new Awards on August 11, 2026.

New Plan Benefits

Because grants of Awards will be made from time to time by the Compensation Committee to those persons whom the Compensation Committee determines in its discretion should receive grants of Awards, the benefits and amounts that may be received in the future by persons eligible to participate in the New Equity Plan are not presently determinable.

Summary of U.S. Federal Income Tax Consequences

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the New Equity Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that might apply to a participant based on his or her particular circumstances, nor does it address state, local or non-U.S. income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE NEW EQUITY PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE, LOCAL OR NON-U.S. INCOME TAX OR OTHER TAX CONSIDERATIONS.

Incentive Stock Options.    Upon the grant of an ISO, the option holder will not recognize any income. In addition, no income for federal income tax purposes will be recognized by an option holder upon the exercise of an ISO if the requirements of the New Equity Plan and the Code are satisfied, including, without limitation, the requirement that the option holder remain employed by the Company or a subsidiary during the period beginning on the grant date and ending on the day three months (or, in the case of the option holder’s disability, one year) before the date the option is exercised. If an option holder has not remained an employee of the Company or a subsidiary during the period beginning on the grant date of an ISO and ending on the day three months (or one year in the case of the option holder's disability) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified option and will have the tax consequences described below in the section entitled “Non-Qualified Options.”

The federal income tax consequences upon a disposition of the shares acquired pursuant to the exercise of an ISO depends upon when the disposition of such shares occurs and the type of such disposition.

If the disposition of such shares occurs more than two years after the grant date of the ISO and more than one year after the date of exercise, any gain or loss recognized upon such disposition will be long-term capital gain or loss and the Company or a subsidiary, as applicable, will not be entitled to any income tax deduction with respect to such ISO.

If the disposition of such shares occurs within two years after the grant date of the ISO or within one year after the date of exercise (a "disqualifying disposition"), the excess, if any, of the amount realized over the option price will be treated as taxable income to the option holder and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder on such disposition. The amount of ordinary income recognized by the option holder in a disqualifying disposition (and the corresponding deduction to the Company or a subsidiary, as applicable) is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares on the date of exercise and the option price. Any gain realized in excess of this amount will be treated as short-term or long-term capital gain (depending upon whether the shares have been held for more than one year). If the option price exceeds the amount realized upon such a disposition, the difference will be short-term or long-term capital loss (depending upon whether the shares have been held for more than one year).

If a participant is subject to the Alternative Minimum Tax (“AMT”), the tax consequences to the participant may differ from those described above (generally such tax treatment will be similar to the treatment of a non-qualified option).

Except as provided in the paragraph immediately below, if an option holder elects to tender shares in partial or full payment of the option price for shares to be acquired upon the exercise of an ISO, the option holder will not recognize any gain or loss on such tendered shares. No income will be recognized by the option holder with respect to the shares received by the option holder upon the exercise of the ISO if the requirements of the New Equity Plan and the Code described above are met. The number of shares received equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. Shares received in excess of the number of shares surrendered will have a tax basis of zero. The holding period of the shares received equal to the number of shares tendered will be the same as such tendered shares’ holding period, and the holding period for the excess shares received will begin on the date of exercise.

If an option holder tenders shares that were previously acquired upon the exercise of an ISO in partial or full payment of the option price for shares to be acquired upon the exercise of another ISO, and each such exercise occurs within two years after the grant date of such ISO or within one year after such shares were transferred to the option holder, the tender of such shares will be a disqualifying disposition with the tax consequences described above regarding disqualifying dispositions. The shares acquired upon such exercise will be treated as shares acquired upon the exercise of an ISO.

Non-Qualified Options.    An option holder will not recognize taxable income, and the Company or a subsidiary, as applicable, is not entitled to a deduction, when a non-qualified option is granted. Upon the exercise of a non-qualified option, an option holder will recognize compensation taxable as ordinary income equal to the excess of the fair market value of the shares received over the option price of the non-qualified option and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction. An option holder’s tax basis in the shares received upon the exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the option holder’s holding period for such shares will begin at that time. Upon the subsequent sale of the shares received in exercise of a non-qualified option, the option holder will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the option holder’s tax basis in such shares.

If a non-qualified option is exercised in whole or in part with shares held by the option holder, the option holder will not recognize any gain or loss on such tendered shares. The number of shares received by the option holder upon such an exchange that are equal in number to the number of tendered shares will retain the tax basis and the holding period of the tendered shares for capital gain purposes. The shares received by the option holder in excess of the number of shares used to pay the exercise price of the option will have a basis equal to the fair market value on the date of exercise and their holding period will begin on such date.

Restricted Stock and Performance Stock.    Upon the grant of an award of restricted stock or performance stock, the shares are to be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives restricted stock or performance stock does not make the election described below, the participant does not recognize any taxable income upon the receipt of restricted stock or performance stock and the Company or a subsidiary, as applicable, is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted stock or performance stock lapse, the participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction. A participant’s tax basis in restricted stock or performance stock will be equal to the fair market value of the restricted stock or performance stock when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin on such date. Upon a subsequent sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

Participants receiving restricted stock or performance stock may make an election under Section 83(b) of the Code to recognize compensation taxable as ordinary income with respect to the shares when such shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking into account restrictions other than restrictions that by their terms will never lapse), less any amount paid for the shares. Subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will recognize no additional ordinary compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize short-term or long-term capital gain or loss with respect to the shares when they are sold, depending upon whether the shares have been held for more than one year at the time of sale. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant's holding period for such shares will begin at that time. If the shares are subsequently forfeited, the participant will not be entitled to a deduction as a result of such forfeiture, but will be entitled to claim a short-term or long-term capital loss (depending upon whether the shares have been held for more than one year at the time of forfeiture) with respect to the shares to the extent of the consideration paid by the participant for such shares.

Generally, during the restriction period, dividends and distributions paid with respect to restricted stock and performance stock will be treated as compensation taxable as ordinary income (not dividend income) received by the participant and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will receive a corresponding deduction. Dividend payments received with respect to shares of restricted stock or performance stock for which a Section 83(b) election has been made or which are paid after the restriction period lapses generally will be treated and taxed as dividend income.

SARs.    A participant will not recognize taxable income, and the Company or a subsidiary, as applicable, is not entitled to a deduction, when a SAR is granted. Upon exercise or settlement of a SAR, a participant will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction. A participant’s tax basis in shares received upon the exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon the sale of shares received from the exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending on whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in the shares.

RSUs and PSUs.    A participant will not recognize taxable income upon the grant of an RSU or PSU, and neither the Company nor any subsidiary, as applicable, is entitled to a deduction upon such grant. When RSUs or PSUs are settled and the participant receives cash or shares, the participant will recognize compensation taxable as ordinary income equal to the amount of cash received or the fair market value of the shares at that time (as applicable) and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction. A participant’s tax basis in shares received at the end of a restriction period will be equal to the fair market value of such shares when the participant receives them, and the participant’s holding period will begin on such date. Upon the sale of shares received upon the settlement of RSUs or PSUs, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands. Dividend equivalents will be taxable to participants upon distribution as compensation, and accordingly, the participant will recognize ordinary income (not dividend income) in such amount and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will receive a corresponding deduction. In addition, as discussed below, RSUs and PSUs may be considered deferred compensation that must comply with the requirements of Section 409A of the Code in order to avoid early income inclusion and tax penalties.

Other Stock-Based Awards.    The tax treatment of other stock-based awards will generally be governed by the principles set forth in Sections 61, 83, 162 and 451 of the Code. This tax treatment will vary depending on the terms of the Award but should generally be analogous to the tax treatment of options, SARs, restricted stock, RSUs, performance stock and PSUs as described above. Accordingly, other stock-based awards payable in shares will be subject to ordinary income taxation when the forfeiture restrictions applicable to the award, if any, lapse. If another stock-based award is payable in cash, such Award will be taxable upon the participant’s actual or constructive receipt of the cash payment. If shares are issued or transferred to the participant in connection with the settlement of another stock-based, the participant’s tax basis in the shares received will be equal to the fair market value of such shares upon the date when the forfeiture restrictions lapse or, if later, the date when shares are transferred. The participant’s holding period for the shares will begin when the forfeiture restrictions lapse or, if later, when the shares are transferred to the participant. Upon the sale of shares, the participant will recognize short-term or long-term capital gain or loss depending upon whether the shares have been held for more than one year after the date upon which the forfeiture restrictions lapse or, if later, the date that the shares were transferred to the participant. If shares transferred or issued to a participant upon the grant of another stock-based award are subject to forfeiture, the participant may be able to make an election under Section 83(b) of the Code, as described above in the section titled “Restricted Stock.”

Withholding.    Participants will be responsible for making appropriate provision for all taxes required to be withheld in connection with any awards, vesting, exercises and transfers of shares pursuant to the New Equity Plan. This includes responsibility for all applicable federal, state, local or foreign withholding taxes. In the case of the payment of awards in shares or the exercise of options or SARs, if a participant fails to make such provision, the Company and its subsidiaries may, in their discretion, withhold from the payment that number of shares (or that amount of cash, in the case of a cash payment) which has a fair market value equal to the participant’s tax obligation.

Million Dollar Deduction Limit.    Under Section 162(m) of the Code, the Company or a subsidiary, as applicable, generally may not deduct remuneration paid to the chief executive officer of the Company and the three next highest paid executive officers other than the chief financial officer (as disclosed in this proxy statement) to the extent that such remuneration exceeds $1 million, unless such remuneration is qualified performance-based compensation. Under the New Equity Plan, the Compensation Committee may, in its discretion, grant awards that are intended to qualify as performance-based compensation. However, the Compensation Committee retains the discretion to grant awards under the New Equity Plan that will not constitute qualified performance-based compensation and therefore may not be deductible under Section 162(m) of the Code.

Nonqualified Deferred Compensation.    Section 409A of the Code contains certain restrictions on the ability to defer receipt of compensation to future tax years. Any award that provides for the deferral of compensation, such as RSUs and PSUs that are settled more than two and one-half months after the end of the year in which they vest, must comply with Section 409A of the Code or else be subject to adverse tax consequences. If the requirements of Section 409A of the Code are not met, all amounts deferred under the New Equity Plan (and any plan required to be aggregated with the New Equity Plan under Section 409A of the Code) during the taxable year and all prior taxable years (to the extent not already included in gross income) will be included in the participant’s taxable income in the later of the year in which such violation occurs or the year in which such amounts are no longer subject to a substantial risk of forfeiture, even if such amounts have not been actually received by the participant. In addition, the violation of Section 409A of the Code will result in an additional tax to the participant of 20% of the deferred amount plus applicable interest computed from the date the award was earned, or if later, the date on which it vested.

Excess Parachute Payments.    If the vesting or payment of an award made to a “disqualified individual” (as defined in Section 280G of the Code) occurs in connection with a “change in ownership or control” (within the meaning of Section 280G of the Code) of the Company, such vesting or payment, either alone or when combined with other transaction-based payments which such disqualified individual is entitled to receive, may result in an “excess parachute payment” (as defined in Section 280G of the Code). Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such “excess parachute payment” received by such “disqualified individual” and Section 280G of the Code would prevent the Company or a subsidiary, as applicable, from deducting such “excess parachute payment.”

The Board of Directors recommends a vote "FOR" the approval of the Aviragen Therapeutics, Inc. 2016 Equity Incentive Plan.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials. This means that only one copy of the Company’s notice of internet availability of proxy materials may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate notice of internet availability of proxy materials to you if you request one by writing or calling the Company’s Secretary at 2500 Northwinds Parkway, Suite 100, Alpharetta, GA 30009; Telephone: (678) 221-3343. If you want to receive separate copies of the notice of internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

OTHER MATTERS

The Board of Directors knows of no matters to be presented at the Annual Meeting other than as described in this Proxy Statement. However, if any other matters properly come before the Annual Meeting or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the discretion of the persons named therein.

Proxy Solicitation

The solicitation of proxies is being conducted by the Company, which will bear the cost of the solicitation. The Company will request brokerage houses, banks and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company expects to solicit proxies primarily by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone, by facsimile, or by mail.

Stockholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 of the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for the Company’s next Annual Meeting of Stockholders. For a proposal of a stockholder to be considered for inclusion in next year’s proxy statement, it must be submitted in writing, with the proof of stock ownership in accordance with Rule 14a-8 and received by the Secretary of the Company no later than June 9, 2017.

Under the Company’s By-Laws, if a stockholder wants to submit a proposal for next year’s Annual Meeting of Stockholders under Rule 14a-8, or wants to nominate candidates for election as directors at an Annual Meeting of Stockholders, the stockholder must provide timely notice of his or her intention in writing. To be timely, a stockholder’s notice must be delivered to the Secretary, at the Company’s principal executive offices, not less than 90 days prior to the date of the Annual Meeting of Stockholders. However, in the event that less than 100 days’ notice or prior public announcement of the date of the meeting is given or made to stockholders, then a proposal shall be received no later than the close of business on the tenth day following the date on which notice of the date of the meeting was mailed or a public announcement was made. The Company’s By-Laws also specify requirements as to the form and content of a stockholder’s notice. The Company will not entertain any proposals or nominations that do not meet these requirements.

By Order of the Board of Directors,

Russell H. Plumb,

Chairman of the Board

APPENDIX A

AVIRAGEN THERAPEUTICS, INC.
2016 EQUITY INCENTIVE PLAN

AVIRAGEN THERAPEUTICS, INC.

2016 EQUITY INCENTIVE PLAN

Purpose of the Plan. The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining valued Employees, Consultants and Non-Employee Directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s shares by such Employees, Consultants and Non-Employee Directors.

Definitions. As used herein, the following definitions shall apply:

“Award” means the grant of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Stock, Performance Stock Units and Other Stock-Based Awards under the Plan.

“Award Agreement” means the written agreement, instrument or document evidencing an Award.

“Board” means the Board of Directors of the Company.

“Cause” means,

if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, “Cause” shall have the meaning provided in such agreement;

if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of “Cause” is set forth in the applicable employment, consulting, severance or similar agreement, “Cause” shall have the meaning provided in the applicable Award Agreement;

if neither (a) nor (b) applies, then “Cause” shall mean (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) the commission of a felony or a crime involving any of the following: moral turpitude, dishonesty, breach of trust or unethical business conduct; or the commission of any crime involving the Company or any of its Subsidiaries; (iii) fraud, misappropriation or embezzlement; or (iv) the Participant’s abuse of illegal drugs or other controlled substances or the Participant’s habitual intoxication while providing services for the Company or any of its Subsidiaries.

“Change in Control” means, unless otherwise provided in an Award Agreement, after the Effective Date:

the acquisition in one or more transactions (whether by purchase, merger, amalgamation or otherwise) by any “Person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act, but excluding, for this purpose, (i) the Company or any of its Subsidiaries, (ii) any employee benefit plan of the Company or any of its Subsidiaries or (iii) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company) of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Exchange Act), of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities;

a change in the composition of the Board such that the individuals who as of any date constitute the Board (the “Incumbent Board”) cease to constitute a majority of the Board at any time during the 24-month period immediately following such date; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the “Incumbent Board” shall mean the Board as so reduced;

a complete liquidation or dissolution or winding up of the Company (other than pursuant to a transaction in which the assets of the Company are distributed to an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company); or

the sale, directly or indirectly, of all or substantially all of the Company’s assets (determined on a consolidated basis), other than to a Person described in clauses (i), (ii) or (iii) of Section 2.5(a) above.

Notwithstanding the foregoing, a restructuring, reorganization or similar or analogous event in which the stockholders of the Company immediately before such event have “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of the Company immediately after such event in substantially the same proportions as their ownership of Shares of the Company immediately before such event shall not constitute a Change in Control.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Aviragen Therapeutics, Inc., a Delaware corporation, or any successor corporation or company.

“Committee” means the Compensation Committee of the Board, provided that the Committee shall at all times have at least two members, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder and an “independent director” under the rules of any applicable stock exchange.

“Consultant” means a natural person (within the meaning of Form S-8 of the Securities Act) who provides bona fide services to the Company or any of its Subsidiaries other than in connection with the offer or sale of Shares or other securities or shares in a capital-raising transaction and is not engaged in activities that directly or indirectly promote or maintain a market for the Company’s Shares or other securities.

“Disability” means,

if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, “Disability” shall have the meaning provided in such agreement;

if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of “Disability” is set forth in the applicable employment, consulting, severance or similar agreement, “Disability” shall have the meaning provided in the applicable Award Agreement;

if neither (a) nor (b) applies, then “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Effective Date” means the date that the Plan is approved by the stockholders of the Company.

“Employee” means an officer or other employee of the Company or a Subsidiary, including without limitation a director who is such an employee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, on any given date (i) if the Shares are listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Select Market, the closing sales price for such Shares as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable (or, if no closing sales price was reported on that date, on the last trading date such closing sales price was reported); (ii) if clause (i) does not apply, then if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Shares on the day of determination (or, if no bids and asks were reported on that date, on the last trading date such bids and asks were reported); or (iii) if neither clause (i) nor clause (ii) applies, such value as the Committee in its discretion may in good faith determine in accordance with Section 409A of the Code and the regulations thereunder (and, with respect to Incentive Stock Options, in accordance with Section 422 of the Code and the regulations thereunder).

“Good Reason” means,

if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, “Good Reason” shall have the meaning provided in such agreement;

if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of “Good Reason” is set forth in the applicable employment, consulting, severance or similar agreement, “Good Reason” shall have the meaning provided in the applicable Award Agreement;

if neither (a) nor (b) applies, then “Good Reason” shall mean, following a Change in Control, (i) a material diminution in the Participant’s base salary or target bonus, in either case, from that in effect immediately prior to such Change in Control; (ii) a material diminution in the Participant’s authority, duties, or responsibilities, in any case, from those as in effect immediately prior to such Change in Control; or (iii) a relocation of the Participant’s principal place of employment or service to a location that increases his/her one-way commute distance by more than thirty-five (35) miles from that in effect immediately prior to such Change in Control provided, in all cases of clauses (i) through (iii) above, that the Participant has notified the Committee in writing of such condition within ninety (90) days following its first occurrence, the Company has failed to remedy such condition within thirty (30) days following the date of such notice, and the Participant terminates his or her employment or service with the Company or any if its Subsidiaries within ninety (90) days following the end of such thirty-day cure period.

“Incentive Stock Option” means an Option or portion thereof that (i) is designated as an Incentive Stock Option and (ii) meets the requirements of an incentive stock option as defined in Section 422 of the Code.

“Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination.

“Non-Employee Director” means a member of the Board who is not an Employee.

“Non-Qualified Option” means an Option or portion thereof that is designated as not being an Incentive Stock Option or that does not otherwise qualify as an Incentive Stock Option.

“Option” means a right granted under Section 6.1 of the Plan to purchase a specified number of Shares at a specified price. An Option may be an Incentive Stock Option or a Non-Qualified Option; provided, however, that unless otherwise explicitly stated in an Award Agreement, each Option is hereby designated as a Non-Qualified Option.

“Other Stock-Based Award” means a right granted under Section 6.7 of the Plan.

“Participant” means any Employee, Non-Employee Director or Consultant who receives an Award.

“Performance Goal” means any goal established by the Committee in its sole discretion, the attainment of which is substantially uncertain at the time such goals are established. Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or a Subsidiary, division, department or function within the Company or a Subsidiary. Performance Goals may be measured on an absolute or relative basis. Relative performance may be measured, for example, by reference to a group of peer companies or a financial market index. To the extent that an Award is intended to be a Qualified Performance-Based Award, the vesting, earning and/or settlement of such Award shall be based on the achievement of one or more of the following Performance Goals (which may be determined on a GAAP or non-GAAP basis by the Committee in accordance with Section 162(m) of the Code): specified levels of or increases in return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including without limitation diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA); revenue or revenue growth; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; share price (including but not limited to growth measures and total stockholder return), operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement; the disposition or sale of a product, technology or intellectual property; customer or employee satisfaction; individual objectives; operating efficiency; development of new drugs or other products; achievement of regulatory milestones or clinical development milestones; implementation or completion of critical projects or achievement of related milestones; partnering or similar transactions; and any combination of any of the foregoing criteria If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or a Subsidiary, or the manner in which any such entity conducts its business, or other events or circumstances render any Performance Goal unsuitable, the Committee may modify such Performance Goal and/or the related minimum, target, maximum and/or other levels of achievement, in whole or in part, as the Committee deems appropriate and equitable (but, with respect to any Qualified Performance-Based Award, only to the extent permitted by Section 162(m) of the Code and Section 8.2 hereof).

“Performance Period” means the period selected by the Committee during which the performance of the Company, any Subsidiary, any department of the Company or any Subsidiary, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

“Performance Stock” means Shares awarded by the Committee under Section 6.6 of the Plan that are subject to one or more Performance Goals.

“Performance Stock Unit” means the right granted under Section 6.5 of the Plan to receive, on the date of settlement, one Share or an amount equal to the Fair Market Value of one Share, which right is subject to one or more Performance Goals. Performance Stock Units may be settled in cash, Shares or any combination thereof; provided, however, that unless otherwise provided in an Award Agreement, Performance Stock Units shall be settled in Shares.

“Person” means an individual, corporation, partnership, association, limited liability company, estate or other legal entity.

“Plan” means the Aviragen Therapeutics, Inc. 2016 Equity Incentive Plan herein set forth, as amended from time to time.

“Prior Plan” means the Biota Pharmaceuticals, Inc. 2007 Omnibus Equity and Incentive Plan, as amended.

“Qualified Performance-Based Award” means an Award, other than an Option or SAR, that is intended to constitute “qualified performance-based compensation” within the meaning of Code Section 162(m).

“Restricted Stock” means a Share awarded by the Committee under Section 6.3 of the Plan.

“Restricted Stock Unit” means the right granted under Section 6.4 of the Plan to receive, on the date of settlement, an amount equal to the Fair Market Value of one Share. An Award of Restricted Stock Units may be settled in cash, Shares or any combination of the foregoing, as determined by the Committee in its sole discretion; provided, however, that unless otherwise provided in an Award Agreement, Restricted Stock Units shall be settled in Shares.

“Restriction Period” means the period during which Performance Stock, Performance Stock Units, Restricted Stock and Restricted Stock Units are subject to forfeiture.

“SAR” means a stock appreciation right awarded by the Committee under Section 6.2 of the Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Share” means one share of the Company’s common stock, par value $0.10 per share.

“Subsidiary” means any corporation, partnership, joint venture, company or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

“Ten Percent Stockholder” means a Person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or a Subsidiary.

Eligibility. Any Employee, Non-Employee Director or Consultant shall be eligible to receive an Award under the Plan, as determined in the sole discretion of the Committee; provided, however, that only persons who are Employees may be granted Incentive Stock Options.

Administration and Implementation of the Plan.

The Plan and all Award Agreements shall be administered by the Committee. Any action of the Committee in administering the Plan or an Award Agreement shall be final, conclusive and binding on all Persons, including without limitation the Company, its Subsidiaries, Participants, Persons claiming rights from or through Participants and stockholders of the Company. No member of the Committee (or any person to whom the Committee has delegated authority to act under the Plan) shall be personally liable for any action, determination, or interpretation taken or made in good faith by the Committee (or such person) with respect to the Plan or any Awards granted hereunder, and all members of the Committee (and such persons to whom the Committee has delegated authority to act under the Plan) shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation to the fullest extent permitted by law.

Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to (i) select the Employees, Non-Employee Directors and Consultants who will receive Awards pursuant to the Plan; provided that Awards granted to Non-Employee Directors shall be subject to ratification by the Board; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, Performance Goals relating to an Award, transferability or forfeiture, exercisability or settlement of an Award, waivers or accelerations thereof, and waivers of or modifications to Performance Goals relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (iv) determine the strike price, grant price or purchase price (if any) of an Award; (v) determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, or surrendered; (vi) determine whether, and to certify that, Performance Goals to which an Award is subject are satisfied; (vii) determine whether Participants will be permitted to defer the settlement of certain Awards; (viii) correct any defect or supply any omission or reconcile any inconsistency in the Plan and Award Agreements, and adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments relating to the Plan and Award Agreements as it may deem necessary or advisable; (ix) construe and interpret the Plan and Award Agreements; and (x) make all other determinations as it may deem necessary or advisable for the administration of the Plan and Award Agreements. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no underwater Option or underwater SAR may be repriced, replaced or regranted through cancellation, nor may any underwater Option or underwater SAR be repurchased for cash, in any case, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Sections 7 and 8.

To the extent permitted by applicable law and the Company’s by-laws, the Committee may delegate some or all of its authority with respect to the Plan and Awards to any executive officer of the Company or any other person or persons designated by the Committee, in each case, acting individually or as a committee, provided that the Committee may not delegate its authority hereunder to any person to make Awards to (a) Employees who are (i) subject to the requirements of Rule 16b-3 of the Exchange Act, (ii) “covered employees” within the meaning of Section 162(m) of the Code or (iii) officers or other Employees who are delegated authority by the Committee pursuant to this Section 4.3 or (b) members of the Board. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter in its sole discretion. The Committee may at any time rescind the authority delegated to any person pursuant to this Section 4.3. Any action undertaken by any such person or persons in accordance with the Committee’s delegation of authority pursuant to this Section 4.3 shall have the same force and effect as if undertaken directly by the Committee.

Notwithstanding any other provision to the contrary, Awards granted to Non-Employee Directors shall be administered by the Board, and any authority reserved under the Plan for the Committee with regard to Awards granted to Non-Employee Directors shall be exercised by the Board.

Shares Subject to the Plan.

Subject to adjustment as provided in Section 8 hereof and this Section 5, not more than 250,000 Shares (the “Full Value Award Share Reserve”) may be delivered, in the aggregate, pursuant to the Plan on or after the Effective Date with respect to Awards of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Stock Units and Other Stock-Based Awards. Subject to adjustment as provided in Section 8 hereof and this Section 5, not more than 5,401,292 Shares (the “Option/SAR Share Reserve” and together with the Full Value Award Share Reserve, the “Share Reserve”) may be delivered, in the aggregate, pursuant to the Plan on or after the Effective Date with respect to Awards of Options and SARs, all of which may be issued pursuant to the exercise of Incentive Stock Options. The Full Value Award Share Reserve shall be (i) reduced by the number of awards (other than stock options and stock appreciation rights) granted under the Prior Plans from July 1, 2016 until the Effective Date and (ii) increased by the number of Shares underlying the portion of an award (other than stock options and stock appreciation rights) granted under the Prior Plans that is cancelled, terminated, forfeited or lapses on or after July 1, 2016 without the issuance of Shares. The Option/SAR Share Reserve shall be (i) reduced by the number of options and stock appreciation rights granted under the Prior Plans from July, 2016 until the Effective Date and (ii) increased by the number of Shares underlying the portion of an option or stock appreciation right granted under the Prior Plans that is cancelled, terminated, forfeited or lapses on or after July 1, 2016 without the issuance of Shares. The Shares issued under the Plan may, at the election of the Board, be (i) authorized but previously unissued Shares or (ii) Shares previously issued and outstanding and reacquired by the Company. No individual shall be eligible to receive, in any one calendar year, Awards with respect to more than 1,000,000 Shares (subject to adjustment as provided in Section 8 hereof). Notwithstanding the foregoing, Shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company or any Subsidiary shall not reduce the Shares available under the Plan nor shall such substituted Awards be counted towards the share limits on individuals in the immediately preceding and immediately following sentence, and to the extent permitted by the rules of the stock exchange on which the Shares are then listed or quoted, shares under a stockholder approved plan of an acquired company (adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the applicable component of the Share Reserve. No Non-Employee Director may be granted Awards covering shares having a Fair Market Value of more than $500,000 on the grant date in any one calendar year.

If any Shares subject to an Award under the Plan are forfeited or such Award otherwise terminates for any reason whatsoever without an actual distribution of Shares to the Participant, any Shares counted against the number of Shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, be added back to the Full Value Award Share Reserve or the Option/SAR Share Reserve, as applicable, and shall again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of Shares relating to any Award to ensure appropriate counting, avoid double counting, provide for adjustments in any case in which the number of Shares actually distributed differs from the number of Shares previously counted in connection with such Award, and if necessary, to comply with applicable law or regulations. In addition, and notwithstanding anything contained herein to the contrary, Shares tendered in payment of the exercise price or withholding taxes with respect to an Award or any award granted under the Prior Plans shall not become, or again be, available for Awards under this Plan.

Awards. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the settlement or exercise thereof, at the grant date or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation terms requiring forfeiture of unvested Awards in the event of a Participant’s termination of employment or other service with the Company or any Subsidiary; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed (provided that, in any case, any such action is permitted under Code Section 409A). The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be determined by the Committee. Each Award, and the terms and conditions applicable thereto, shall be evidenced by an Award Agreement.

Options. Options give a Participant the right to purchase a specified number of Shares from the Company for a specified time period at a fixed exercise price, as provided in the applicable Award Agreement. Options may be either Incentive Stock Options or Non-Qualified Options; provided that Incentive Stock Options may not be granted to Non-Employee Directors or Consultants. The grant of Options shall be subject to the following terms and conditions:

Exercise Price. The price per Share at which Shares may be purchased upon exercise of an Option shall be determined by the Committee and specified in the Award Agreement, but shall be not less than the Fair Market Value of one Share on the grant date (or 110% of the Fair Market Value of one Share on the grant date in the case of an Incentive Stock Option granted to a Ten Percent Stockholder).

Term of Options. The term of an Option shall be specified in the Award Agreement, but shall in no event be greater than ten years from the grant date (or five years from the grant date in the case of an Incentive Stock Option granted to a Ten Percent Stockholder).

Exercise of Option. Each Award Agreement with respect to an Option shall specify the time or times at which an Option may be exercised in whole or in part and the terms and conditions applicable thereto, including without limitation (i) a vesting schedule which may be based upon the passage of time, attainment of Performance Goals or a combination thereof, (ii) whether the exercise price for an Option shall be paid in cash, with Shares, with any combination of cash and Shares, or with other legal consideration that the Committee may deem appropriate and to the extent permitted by applicable law, (iii) the methods of payment, which may include payment through cashless and net exercise arrangements, to the extent permitted by applicable law and (iv) the methods by which, or the time or times at which, Shares will be delivered or deemed to be delivered to Participants upon the exercise of such Option. Payment of the exercise price shall in all events be made within three days after the date of exercise of an Option. With respect to any Participant who is subject to Section 16 of the Exchange Act, such Participant may direct the Company to reduce the number of Shares that would otherwise be deliverable upon the exercise of his or her Option by the number of Shares having a Fair Market Value on the date of exercise equal to the exercise price of the portion of the Option then being exercised.

Termination of Employment or Other Service. Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and except as otherwise provided in Section 7.2 hereof, upon a Participant’s termination of employment or other service with the Company and its Subsidiaries, the unvested portion of such Participant’s Options shall cease to vest and shall be forfeited (with no compensation due to the Participant) and the vested portion of such Participant’s Options shall remain exercisable by the Participant or the Participant’s beneficiary or legal representative, as the case may be, for a period of (i) 90 days in the event of a termination by the Company or a Subsidiary without Cause, (ii) one year in the event of a termination due to death or Disability and (iii) 90 days in the event of the Participant’s resignation; provided, however, that in no event shall any Option be exercisable after its stated term has expired. Upon a termination of a Participant’s employment or other service by the Company or a Subsidiary for Cause, all of such Participant’s Options, including those that are vested, shall be immediately forfeited (with no compensation due to the Participant).

Incentive Stock Options. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” (as defined in Section 421(b) of the Code) of any Shares acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of any period during which a disqualifying disposition could occur, subject to complying with any instructions from such Participant as to the sale of such Shares. The aggregate Fair Market Value, determined as of the grant date, for Awards granted under the Plan (or any other stock or share option plan required to be taken into account under Section 422(d) of the Code) that are intended to be Incentive Stock Options which are first exercisable by the Participant during any calendar year shall not exceed $100,000. To the extent an Award purporting to be an Incentive Stock Option exceeds the limitation in the previous sentence or does not otherwise qualify as an Incentive Stock Option, the portion of the Award in excess of such limit or that does not so qualify shall be a Non-Qualified Option.

No Dividend Equivalent Rights. No Participant shall be entitled to dividend equivalent rights or payments with respect to any Shares underlying the Participant’s Options.

Stock Appreciation Rights. A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of one Share on the grant date. No payment from the Participant shall be required to exercise a SAR. The grant of SARs shall be subject to the following terms and conditions:

General. Each Award Agreement with respect to a SAR shall specify the number of SARs granted, the grant price of the SAR, the time or times at which the SAR may be exercised in whole or in part (including without limitation vesting upon the passage of time, the attainment of Performance Goals, or a combination thereof), the method of exercise, the method of settlement (in cash, Shares or a combination thereof), the method by which Shares will be delivered or deemed to be delivered to Participants (if applicable) and any other terms and conditions of the SAR.

Termination of Employment or Other Service. Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and except as otherwise provided in Section 7.2 hereof, upon a Participant’s termination of employment or other service with the Company and its Subsidiaries, the unvested portion of such Participant’s SARs shall cease to vest and shall be forfeited (with no compensation due to the Participant) and the vested portion of such Participant’s SARs shall remain exercisable by the Participant or the Participant’s beneficiary or legal representative, as the case may be, for a period of (i) [90] days in the event of a termination by the Company or a Subsidiary without Cause, (ii) [one] year in the event of a termination due to death or Disability and (iii) [90] days in the event of the Participant’s resignation; provided, however, that in no event shall any SAR be exercisable after its stated term has expired. Upon a termination of a Participant’s employment or other service by the Company or a Subsidiary for Cause, all of such Participant’s SARs, including those that are vested, shall be immediately forfeited (with no compensation due to the Participant).

Term. The term of a SAR shall be specified in the Award Agreement, but shall in no event be greater than ten years from the grant date.

No Dividend Equivalent Rights. No Participant shall be entitled to dividend equivalent rights or payments with respect to any Shares underlying the Participant’s SARs.

Restricted Stock. An Award of Restricted Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the occurrence of specified events during the Restriction Period. Such an Award shall be subject to the following terms and conditions:

General. Each Award Agreement with respect to Restricted Stock shall specify the duration of the Restriction Period and/or each installment thereof, the conditions under which the Restricted Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Restricted Stock. Such restrictions may include a vesting schedule based upon the passage of time.

Transferability. During the Restriction Period, the transferability of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

Stockholder Rights. Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to Restricted Stock, including, without limitation, the right to receive dividends thereon (whether in cash or Shares) and to vote such Shares of Restricted Stock in accordance with the Company’s by-laws. Dividends may, in the discretion of the Committee, be paid currently or subject to the same restrictions as the underlying Restricted Stock (and the Committee may, in its sole discretion, withhold any cash dividends paid on Restricted Stock until the restrictions applicable to such Restricted Stock have lapsed); provided, however, that dividends paid on unvested Restricted Stock that is subject to Performance Goals shall not be paid or released unless and until the applicable Performance Goals have been achieved.

Termination of Employment or Other Service. Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and except as otherwise provided in Section 7.2 hereof, upon a Participant’s termination of employment or other service with the Company and its Subsidiaries for any reason, the unvested portion of each Award of Restricted Stock granted to such Participant shall be forfeited with no compensation due the Participant.

Additional Matters. Upon the Award of Restricted Stock, the Committee may direct the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including without limitation an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such Shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and, if issued to the Participant, returned to the Company to be held in escrow during the Restriction Period. In all cases, the Participant shall sign a stock power or share transfer form (as appropriate) endorsed in blank to the Company to be held in escrow during the Restriction Period.

Restricted Stock Units. Restricted Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Restricted Stock Units do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Participant in respect of an Award of Restricted Stock Units shall be no greater than the right of any unsecured general creditor of the Company. The grant of Restricted Stock Units shall be subject to the following terms and conditions:

Restriction Period. Each Award Agreement with respect to Restricted Stock Units shall specify the duration of the Restriction Period, if any, and/or each installment thereof and the conditions under which such Award may be forfeited to the Company. Such restrictions may include a vesting schedule based upon the passage of time.

Termination of Employment or Other Service. Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and except as otherwise provided in Section 7.2 hereof, upon a Participant’s termination of employment or other service with the Company and its Subsidiaries for any reason, the unvested portion of each Award of Restricted Stock Units credited to such Participant shall be forfeited with no compensation due the Participant.

Settlement. Unless otherwise provided in an Award Agreement (i) an Award of Restricted Stock Units shall be settled in Shares, provided that any fractional Restricted Stock Units shall be settled in cash and (ii) subject to the Participant’s continued employment or other service with the Company or a Subsidiary from the grant date through the expiration of the Restriction Period (or applicable portion thereof), the vested portion of an Award of Restricted Stock Units shall be settled within 60 days after the expiration of the Restriction Period (or applicable portion thereof).

Stockholder Rights. Nothing contained in the Plan shall be construed to give any Participant rights as a stockholder with respect to an Award of Restricted Stock Units (including, without limitation, any voting, dividend or derivative or other similar rights). Notwithstanding the foregoing, the Committee may provide in an Award Agreement that amounts equal to any dividends declared during the Restriction Period on the Shares represented by an Award of Restricted Stock Units will be credited to the Participant’s account and settled in Shares at the same time (and subject to the same forfeiture restrictions) as the Restricted Stock Units to which such dividend equivalents relate (with the number of Shares released in payment of such dividend equivalents to equal the amount of dividend equivalents then being settled, divided by the Fair Market Value of one Share on the settlement date of such dividend equivalents).

Performance Stock Units. Performance Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Performance Stock Units do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Participant in respect of an Award of Performance Stock Units shall be no greater than the right of any unsecured general creditor of the Company. The grant of Performance Stock Units shall be subject to the following terms and conditions:

Restriction Period. Each Award Agreement with respect to Performance Stock Units shall specify the duration of the Performance Period and the Restriction Period, if any, and/or each installment thereof, the Performance Goals applicable to the Performance Stock Units and the conditions under which the Performance Stock Units may be forfeited to the Company. Such restrictions shall include a vesting schedule based on the attainment of one or more Performance Goals.

Termination of Employment or Other Service. Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and except as otherwise provided in Section 7.2 hereof, upon a Participant’s termination of employment or other service with the Company and its Subsidiaries for any reason, the unvested portion of each Award of Performance Stock Units credited to such Participant shall be forfeited with no compensation due the Participant.

Settlement. Unless otherwise provided in an Award Agreement, subject to the Participant’s continued employment or other service with the Company or a Subsidiary from the grant date through the expiration of the Restriction Period (or applicable portion thereof), the vested portion of an Award of Performance Stock Units shall be settled within 60 days after the expiration of the Restriction Period (or applicable portion thereof).

Stockholder Rights. Nothing contained in the Plan shall be construed to give any Participant rights as a stockholder with respect to an Award of Performance Stock Units (including, without limitation, any voting, dividend or derivative or other similar rights). Notwithstanding the foregoing, the Committee may provide in an Award Agreement that amounts equal to any dividends declared by the Company during the Restriction Period on the Shares represented by an Award of Performance Stock Units will be credited to the Participant’s account and settled in cash or Shares at the same time (and subject to the same forfeiture restrictions and Performance Goals) as the Performance Stock Units to which such dividend equivalents relate (with the number of Shares released in payment of such dividend equivalents to equal the amount of dividend equivalents then being settled, divided by the Fair Market Value of one Share on the settlement date of such dividend equivalents).

Performance Stock. An Award of Performance Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares are conditional on the achievement of Performance Goals during the Performance Period and subject to forfeiture upon the happening of specified events during the Restriction Period. An Award of Performance Stock shall be subject to the following terms and conditions.

General. Each Award Agreement with respect to Performance Stock shall specify the duration of the Performance Period and the Restriction Period, if any, and/or each installment thereof, the Performance Goals applicable to the Performance Stock and the conditions under which the Performance Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Performance Stock.

Transferability. During the Restriction Period, if any, the transferability of Performance Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Performance Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

Stockholder Rights. Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to Performance Stock, including, without limitation, the right to receive dividends thereon (whether in cash or Shares), but only to the extent that Performance Stock vests based on the achievement of Performance Goals, and to vote such shares of Performance Stock. Dividends shall be subject to the same restrictions (and Performance Goals) as the underlying Performance Stock and the Committee shall withhold any cash dividends paid on Performance Stock until the Performance Goals are achieved and restrictions applicable to such Performance Stock have lapsed.

Termination of Employment or Other Service. Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and except as otherwise provided in Section 7.2 hereof, upon a Participant’s termination of employment or other service with the Company and its Subsidiaries for any reason, the unvested portion of each Award of Performance Stock granted to such Participant shall be forfeited with no compensation due the Participant.

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants any type of Award (in addition to those Awards provided in Sections 6.1, 6.2, 6.3, 6.4, 6.5 and 6.6 hereof) that is payable in, or valued in whole or in part by reference to, Shares, and that is deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, fully vested Shares and dividend equivalents.

Change in Control.

General. Unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, a Change in Control shall not, in and of itself, accelerate the vesting, settlement or exercisability of outstanding Awards. Notwithstanding the foregoing and unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, if (i) the successor corporation or company (or its direct or indirect parent) does not agree to assume an outstanding Award or does not agree to substitute or replace such Award with an award involving the registered and publicly traded ordinary equity securities of such successor corporation (or its direct or indirect parent) on terms and conditions necessary to preserve the rights of the applicable Participant with respect to such Award, (ii) the securities of the ultimate parent of the Company or its successor following such Change in Control will not be publicly traded on a U.S. securities exchange immediately following such Change in Control or (iii) the Change in Control is not approved by a majority of the Incumbent Directors immediately prior to such Change in Control, then the Committee, in its sole discretion, may take one or more of the following actions with respect to all, some or any such Awards: (a) accelerate the vesting and, if applicable, exercisability of such Awards such that the Awards are fully vested and, if applicable, exercisable (effective immediately prior to such Change in Control); (b) with respect to any Awards that do not constitute “non-qualified deferred compensation” within the meaning of Code Section 409A, accelerate the settlement of such Awards upon such Change in Control; (c) with respect to Awards that constitute “non-qualified deferred compensation” within the meaning of Code Section 409A, terminate all such Awards and settle all such Awards for a cash payment equal to the Fair Market Value of the Shares underlying such Awards less the amount the Participant is required to pay for such Shares, if any, provided that (I) such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(v), (vi) or (vii) and (II) all other arrangements that would be aggregated with such Awards under Code Section 409A are terminated and liquidated within 30 days before or 12 months after such Change in Control; (d) cancel outstanding Options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Shares underlying the unexercised portion of the Option or SAR as of the date of the Change in Control over the exercise price or grant price, as the case may be, of such portion, provided that any Option or SAR with a per Share exercise price or grant price, as the case may be, that equals or exceeds the Fair Market Value of one Share on the date of the Change in Control shall be cancelled with no payment due the Participant and (e) take such other actions as the Committee deems appropriate. If any action is taken with respect to any Award under items (a) through (e) of this Section 7.1 and such Award is subject to Performance Goals, such Performance Goals shall be deemed satisfied based on the actual level of achievement of the applicable Performance Goals through the date of the Change in Control or, if determined by the Committee in its sole discretion prior to such Change in Control, using the applicable target level of achievement rather than such actual level of achievement. The judgment of the Committee with respect to any matter referred to in this Section 7.1 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan or any Award or Award Agreement. Notwithstanding the foregoing, no Award that constitutes “non-qualified deferred compensation” (within the meaning of Section 409A of the Code) shall be payable upon the occurrence of a Change in Control unless such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5).

Termination Following a Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in an Award Agreement or an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, or as otherwise may be determined by the Committee prior to a Change in Control, in the event that Awards under the Plan are assumed in connection with a Change in Control or are substituted with new awards, in either case, pursuant to Section 7.1 above, and a Participant’s employment or other service with the Company and its Subsidiaries is terminated by the Company or a Subsidiary without Cause or due to Disability, as the result of the Participant’s death or by the Participant for Good Reason, in any case, within 24 months following a Change in Control, (i) the unvested portion of such Participant’s Awards (including without limitation any awards received in substitution of an Award) shall vest in full (with any applicable Performance Goals being deemed to have been achieved at target or, if greater, actual levels of performance), (ii) Awards of Options and SARs (including without limitation options and stock or share appreciation rights received in substitution of an Award) shall remain exercisable by the Participant or the Participant’s beneficiary or legal representative, as the case may be, for a period of one-year thereafter (but not beyond the stated term of such Option or SAR), (iii) all Restricted Stock Units and Performance Stock Units (including without limitation restricted stock units and performance stock units received in substitution of an Award) shall be settled within 30 days after such termination and (iv) all Other Stock-Based Awards (including without limitation any received in substitution of an Award) shall be settled within 30 days after such termination; provided, however, that with respect to clauses (iii) and (iv), if settlement of such Awards on the date described in this Section 7.2 would violate Code Section 409A, then such Award instead shall be settled in full at the time it otherwise would have been settled in connection with a termination of employment or service without Cause or due to death or Disability, as applicable. At any time prior to a Change in Control, the Committee may choose to not apply this Section 7.2 with respect to all or any Awards.

Adjustments upon Changes in Capitalization.

In order to prevent dilution or enlargement of the rights of Participants under the Plan as a result of any share dividend, recapitalization, forward share split or reverse share split, reorganization, division, merger, consolidation, amalgamation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar or analogous corporate transaction or event that affects the Shares, the Committee shall adjust (i) the number and kind of Shares which may thereafter be issued in connection with Awards, (ii) the number and kind of Shares issuable in respect of outstanding Awards, (iii) the aggregate number and kind of Shares available under the Plan (including without limitation any of the specific limitations under Section 5 hereof), and (iv) the exercise or grant price relating to any Award. Any such adjustment shall be made in an equitable manner which reflects the effect of such transaction or event

Termination and Amendment.

Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company’s stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation or termination shall be subject to the approval of the Company’s stockholders if (i) such action would increase the number of Shares subject to the Plan (other than in connection with adjustments under Section 8.1), (ii) such action would decrease the price at which Awards may be granted, (iii) such stockholder approval is required by any applicable federal, state or foreign law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or (iv) the Board may otherwise, in its discretion, determine to submit such other changes to the Plan to the Company’s stockholders for approval; provided, however, that except as provided in Section 18, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any outstanding Award unless such amendment, alteration, suspension, discontinuation or termination is required by law, the rules of any applicable securities exchange or is necessary to obtain a deduction under Section 162(m) of the Code.

The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that except as provided in Section 18, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award unless such amendment, alteration, suspension, discontinuation or termination is required by law, the rules of any applicable securities exchange or is necessary to ensure a deduction under Section 162(m) of the Code.

Notwithstanding anything in Section 8 or this Section 9 to the contrary, any Performance Goal applicable to an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee’s assessment of the Company’s strategy, performance of comparable companies, and other circumstances, provided that with respect to a Qualified Performance-Based Award, such adjustment is permitted under Section 162(m) of the Code.

No Repricing. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no underwater Option or underwater SAR may be repriced, replaced or regranted through cancellation, nor may any underwater option or underwater SAR be repurchased for cash, in any case, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Sections 7 and 8.

No Right to Award, Employment or Service. No Employee, Consultant or Non-Employee Director shall have any claim to be granted any Award under the Plan, and there is no obligation that the terms of Awards be uniform or consistent among Participants. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary. For purposes of the Plan, a transfer of employment or service between the Company and its Subsidiaries shall not be deemed a termination of employment or service; provided, however, that individuals employed by, or otherwise providing services to, an entity that ceases to be a Subsidiary shall be deemed to have incurred a termination of employment or service, as the case may be, as of the date such entity ceases to be a Subsidiary unless such individual becomes an employee of, or service provider to, the Company or another Subsidiary as of the date of such cessation. A change in status from Employee to Consultant shall be deemed to be a termination of employment, unless otherwise determined by the Committee. The Committee may adopt rules and make determinations on how a leave of absence will impact an Award, including, without limitation, tolling the vesting schedule or treating such leave of absence as a termination of employment or other service.

Taxes. Each Participant must make appropriate arrangement for the payment of any taxes relating to an Award granted hereunder. The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including without limitation from a distribution of Shares, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award (including without limitation withholding from any payroll or other payment due to a Participant). This authority shall include the ability to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. Withholding of taxes in the form of Shares with respect to an Award shall not occur at a rate that equals or exceeds the rate that would result in such Award being subject to liability accounting treatment.

Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be (i) pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or (ii) assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or (with respect to Awards other than Incentive Stock Options) his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Non-Qualified Options, SARs, Performance Stock and Restricted Stock be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners (any vesting conditions shall be unaffected by such transfer). The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a Person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Foreign Nationals. Without amending the Plan, Awards may be granted to Employees, Consultants and Non-Employee Directors who are foreign nationals or are employed or providing services outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan. Moreover, the Committee may approve such supplements to, or sub-plans, amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, provided that no such supplements, sub-plans, amendments, restatements or alternative versions shall include any provisions that are prohibited by the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such prohibition without further approval by the stockholders of the Company.

Securities Law Requirements.

No Shares may be issued hereunder if the Company shall at any time determine that to do so would (i) violate the listing requirements of an applicable securities or stock exchange, or adversely affect the registration or qualification of the Company’s Shares under any state or federal law, or (ii) require the consent or approval of any regulatory or supervising body or stockholders. In any of the events referred to in clause (i) or clause (ii) above, the issuance of such Shares shall be suspended and shall not be effective unless and until such listing, registration, qualifications, consents or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when issuance has been suspended (provided, however, that if permitted under Code Section 409A, the Committee may toll the expiration date of an Award such that it will not terminate during any such period of suspension).

For purposes of ensuring compliance with applicable securities laws or for other legal compliance purposes, the Committee may require, as a condition to the issuance of Shares hereunder, representations, warranties and agreements to the effect that such Shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such Shares, and that the Participant will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act and the rules and regulations thereunder.

Termination. Unless earlier terminated, the Plan shall terminate with respect to the grant of new Awards on the earlier of the 10-year anniversary of the Effective Date or the 10-year anniversary of the date the Plan was approved by the Board, and no Awards under the Plan shall thereafter be granted; provided that no such termination shall adversely impact Awards that were granted prior to such termination.

Fractional Shares. The Company will not be required to issue any fractional Shares pursuant to the Plan. The Committee may provide for the elimination of fractions and settlement of such fractional Shares in cash, in its sole discretion.

Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any Employee, any Consultant, any Non-Employee Director, the Company, any Subsidiary, any affiliate, any stockholder or any other Person.

Code Section 409A. The Plan and all Awards are intended to comply with, or be exempt from, Code Section 409A and all regulations, guidance, compliance programs and other interpretative authority thereunder, and shall be interpreted in a manner consistent therewith. Notwithstanding anything contained herein to the contrary, in the event any Award is subject to Code Section 409A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Award, adopt policies and procedures, or take any other actions as deemed appropriate by the Committee to (i) exempt the Plan and/or any Award from the application of Code Section 409A, (ii) preserve the intended tax treatment of any such Award or (iii) comply with the requirements of Code Section 409A. In the event that a Participant is a “specified employee” within the meaning of Code Section 409A, and a payment or benefit provided for under the Plan would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after such Participant’s separation from service (within the meaning of Code Section 409A), then such payment or benefit shall not be paid (or commence) during the six (6) month period immediately following such Participant’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Participant in a lump-sum, without interest, on the earlier of (i) the first business day of the seventh month following the month in which such Participant’s separation from service occurs or (ii) the tenth business day following such Participant’s death (but not earlier than if such delay had not applied). A Participant’s right to receive any installment payments under an Award Agreement, including without limitation as the result of any deferral of an Award in accordance with Code Section 409A, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A. Notwithstanding anything contained in the Plan or in an Award Agreement to the contrary, neither the Company, any member of the Committee nor any Subsidiary shall have any liability or obligation to any Participant or any other Person for taxes, interest, penalties or fines (including without limitation any of the foregoing resulting from the failure of any Award granted hereunder to comply with, or be exempt from, Code Section 409A). Any Award that is to be settled or paid upon a termination of employment or service and that constitutes “non-qualified deferred compensation” under Code Section 409A shall not be paid or settled unless such termination of employment or service constitutes a “separation from service” within the meaning of Code Section 409A.

Governing Law. The validity and construction of the Plan and any Award Agreements entered into thereunder shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

Recoupment. Any Award granted pursuant to the Plan (and all Shares acquired thereunder) shall be subject to mandatory repayment and clawback pursuant to the terms of the Company’s clawback policy, if any, as in effect from time to time, and as may otherwise be required by law or the rules of any applicable securities exchange. Additional recoupment and clawback policies may be provided in the Participant’s Award Agreement.

Effective Date. The Plan shall become effective upon the Effective Date, and no Award shall become exercisable, realizable or vested prior to the Effective Date.

[End of Document]

0

AVIRAGEN THERAPEUTICS, INC.

Proxy for Annual Meeting of Stockholders on November 10, 2016

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Joseph M. Patti, Ph.D. and Mark P. Colonnese, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Aviragen Therapeutics, Inc., to be held on November 10, 2016 at The Ritz-Carlton Buckhead, 3434 Peachtree Road NE, Atlanta, Georgia 30326 and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

AVIRAGEN THERAPEUTICS, INC.

November 10, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, annual report and proxy card are available at - **http://investors.aviragentherapeutics.com**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20830303000000001000 1   111016

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Joseph M. Patti, Ph.D.
- ○ Russell H. Plumb
- ○ Armando Anido
- ○ Geoffrey F. Cox, Ph.D.
- ○ Michael R. Dougherty
- ○ Michael W. Dunne, M.D.
- ○ John P. Richard
- ○ Anne M. VanLent

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, Proposal 3 and Proposal 4.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

AVIRAGEN THERAPEUTICS, INC.

November 10, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, annual report and proxy card are available at - **http://investors.aviragentherapeutics.com**

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20830303000000001000 1 111016

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Joseph M. Patti, Ph.D.
- ○ Russell H. Plumb
- ○ Armando Anido
- ○ Geoffrey F. Cox, Ph.D.
- ○ Michael R. Dougherty
- ○ Michael W. Dunne, M.D.
- ○ John P. Richard
- ○ Anne M. VanLent

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, Proposal 3 and Proposal 4.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

AVIRAGEN THERAPEUTICS, INC.

To Be Held On:

November 10, 2016 at 9:00 a.m.

The Ritz-Carlton Buckhead, 3434 Peachtree Road NE, Atlanta, GA 30326

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 10/30/16.

Please visit http://investors.aviragentherapeutics.com, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE: **ONLINE:** To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:

NOMINEES:

Joseph M. Patti, Ph.D.
Russell H. Plumb
Armando Anido
Geoffrey F. Cox, Ph.D.
Michael R. Dougherty
Michael W. Dunne, M.D.
John P. Richard
Anne M. VanLent

Please note that you cannot use this notice to vote by mail.

4. Approval of the 2016 Equity Incentive Plan.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.